UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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8430 Spires Way, Suite N
Frederick, Maryland 21701

December 1, 2020

Dear Shareholder:

You are cordially invited to attend the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of TOMI Environmental Solutions, Inc., which will be conducted in a virtual-only format on Wednesday, December 30, 2020, at 10:00 a.m., Pacific Time. You may participate in the annual meeting if you were a shareholder as of the close of business on Friday, November 13, 2020, or you hold a valid proxy for the meeting.

The Annual Meeting will be conducted in a virtual-only format via live webcast. Shareholders or their proxies can participate in, and vote at, and ask questions during the annual meeting by visiting https://www.cstproxy.com/tomimist/2020 and logging in with your voter control number shown on the accompanying proxy card.

We have opted to hold the Annual Meeting virtually in an effort to make it convenient and safe to attend. You will not be able to attend the Annual Meeting in person. We plan, however, to provide a brief overview of our business and provide and update as to our recent development. We also look forward to answering questions from shareholders at the end of the meeting. Accompanying this letter is a notice of annual meeting of shareholders and related proxy statement describing the business to be conducted at the Annual Meeting.

Your vote is important to us and your shares should be represented at the Annual Meeting whether or not you are able to virtually attend. Accordingly, I encourage you to vote in advance of the meeting, which you can do either by marking, signing, dating the accompanying proxy card and returning it to us using the enclosed postage-paid envelope, or by visiting the website shown on the accompanying proxy card and voting via the Internet.

On behalf of the Board of Directors, thank you for your continued support of TOMI.

Sincerely,

/s/ Halden S. Shane
Halden S. Shane
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Virtually at 10:00 a.m., Pacific Time, on Wednesday, December 30, 2020

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of TOMI Environmental Solutions, Inc., a Florida corporation (“TOMI,” the “Company” or “we”) , which will be conducted in a virtual-only format on Wednesday, December 30, 2020, at 10:00 a.m., Pacific Time. You will not be able to attend the virtual Annual Meeting in person. Shareholders of record and beneficial owners of our common stock will be able to participate in the meeting, vote, and submit questions during the meeting via live webcast by visiting https://www.cstproxy.com/tomimist/2020. To participate in the meeting, you must have your control number that is shown on your proxy card. The Annual Meeting is being held on a virtual-only basis for the purpose of considering and acting upon the following:

1.
to elect the director nominees named in the accompanying proxy statement to serve on our board of directors as a Class III director for a three-year term that will expire at our 2023 annual meeting of shareholders;

2.
to ratify the selection of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
to approve an amendment and restatement of the TOMI Environmental Services, Inc. 2016 Equity Incentive Plan to increase the maximum number of shares of common stock authorized for issuance thereunder by 1,375,000 shares, from 625,000 shares to 2,000,000 shares;

4.
to hold an advisory vote on the compensation of our named executive officers; and

5.
to consider and act upon other business that may properly come before the Annual Meeting and any postponements or adjournments thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

The board of directors has fixed the close of business on Friday, November 13, 2020 as the record date for determining the holders of our common stock and our cumulative $0.01 series A preferred stock entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. Only shareholders of record at the close of business on the record date are entitled to such notice and to vote, virtually or by proxy, at the Annual Meeting.

The proposals referred to above are more fully described in the accompanying proxy statement. An annual report to shareholders outlining our operations during the fiscal year ended December 31, 2019, accompanies this notice of annual meeting and the accompanying proxy statement.

Your vote is important. Our goal for the virtual Annual Meeting is to enable the largest number of our shareholders to participate in the meeting at the lowest cost to them, while providing substantially the same access to and exchange with our board of directors and management as an in-person meeting. To that end, we intend to observe best practices for virtual shareholder meetings, such as providing a redundant phone line to listen to the Annual Meeting in the case of technical difficulty and a toll-free technical support “help line” that can be accessed by any shareholder who requires technical or other assistance, ensuring that our shareholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would have at an in-person meeting, and posting a recording of the Annual Meeting shortly after the meeting. Additional information on how you can participate in the virtual Annual Meeting to the fullest extent is set forth in the accompanying proxy statement in the section titled “Questions and Answers About the Virtual Annual Meeting and Voting,” beginning on page 1 thereof.

Regardless of whether you expect to attend the meeting, your vote is important to us and your shares should be represented at the Annual Meeting. Accordingly, we encourage you to vote in advance of the meeting, which you can do either by marking, signing, dating the accompanying proxy card and returning it to us using the enclosed postage-paid envelope, or by visiting the website shown on the accompanying proxy card and voting via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Halden S. Shane
Halden S. Shane
Chief Executive Officer and Chairman of the Board
Frederick, Maryland
December 1, 2020

TABLE OF CONTENTS

Page
General Information	1
Proposal 1: Election of Class III Directors	8
Information About the Class III Director Nominees	8
Continuing Directors	10
Corporate Governance	11
Report of the Audit Committee	16
Director Compensation	17
Information Regarding Our Executive Officers	18
Security Ownership of Certain Beneficial Owners and Management	19
Executive Compensation	21
Certain Relationships and Related Transactions	25
Equity Compensation Plan Information	26
Proposal 2: Ratification of Independent Registered Public Accounting Firm	27
Proposal 3: Approval of an Amendment and Restatement of the TOMI Environmental Services, Inc. 2016 Equity Incentive Plan to Increase the Maximum Number of Shares of Common Stock Authorized for Issuance Thereunder	29
Proposal 4: Advisory Vote to Approve Executive Compensation	40
Other Matters	41
Shareholder Proposals for 2021 Annual Meeting	41

TOMI ENVIRONMENTAL SOLUTIONS, INC.

PROXY STATEMENT

2020 ANNUAL MEETING OF SHAREHOLDERS
To Be Held Virtually at 10:00 a.m., Pacific Time, on Wednesday, December 30, 2020

The enclosed proxy is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of TOMI Environmental Solutions, Inc., a Florida corporation (“TOMI,” the “Company,” “we,” “us” or “our”), for use at the virtual 2020 annual meeting of shareholders (the “Annual Meeting”) to be held virtually at 10:00 a.m., Pacific Time, on Wednesday, December 30, 2020, or at any postponements or adjournments of the Annual Meeting, for the purposes set forth in this proxy statement (this “Proxy Statement”) and in the accompanying notice of annual meeting of shareholders.

We are providing these materials to holders of record of our common stock, $0.01 par value per share (the “Common Stock”), and/or our cumulative $0.01 series A preferred stock, $0.01 par value per share (“Series A Preferred Stock” and, together with the Common Stock, “Voting Stock”), at 5:00 p.m., Eastern Time, on November 13, 2020 (the “Record Date”) and are first mailing the materials on or about December 1, 2020.

The Annual Meeting will be conducted in a virtual-only format via live webcast, which you can access by visiting https://www.cstproxy.com/tomimist/2020 and logging in with your voter control number shown on the accompanying proxy card.

QUESTIONS AND ANSWERS ABOUT THE VIRTUAL ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our shareholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our shareholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission (the “SEC”). These questions and answers may not address all of the questions that are important to you as a shareholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see the section titled “Whom should I contact with other questions?” below.

Why am I receiving these materials?

We are providing this this Proxy Statement and the accompanying materials in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting. You received these materials because you held shares of our Voting Stock on the Record Date and are entitled to vote at the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to virtually attend the Annual Meeting to vote your shares of Voting Stock. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Regardless of whether you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our shareholders will be asked to consider and vote upon the matters described in this Proxy Statement and any other matters that properly come before the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held in a virtual-only format via live webcast at 10:00 a.m., Pacific Time, on Wednesday, December 30, 2020. Shareholders of record, and beneficial owners of our Voting Stock who register for the meeting in advance, will be able to participate in, and vote at, and ask questions during the annual meeting by visiting https://www.cstproxy.com/tomimist/2020 and logging in with your voter control number shown on the accompanying proxy card.

Why is the Annual Meeting being held virtually?

The Annual Meeting is being held in a virtual-only format in order to enable participation by the broadest number of shareholders possible, to save costs compared to a physical meeting, and to keep everyone safe in light of the global pandemic resulting from COVID-19. We are one of many publicly traded companies to hold a virtual-only annual meeting and, as such, we are confident in the technology and believe that it enables shareholders to participate in the Annual Meeting more easily.

What if I have technical or other “IT” problems logging into or participating during the Annual Meeting webcast?

We have established a toll-free technical support “help line” that can be accessed by any shareholder who experiences any problems logging into or participating during the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the toll-free telephone number that will be shown on the login page for the virtual Annual Meeting and a member of the technical support team will assist you.

How can I participate and ask questions at the Annual Meeting?

We are committed to ensuring that our shareholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would have at an in-person meeting. In order to submit a question at the Annual Meeting, you will need to login to the webcast using your control number that is printed on the proxy card that you received in the mail. Once you are logged in, you may submit questions online before and during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the meeting. All appropriate questions asked during the Annual Meeting will be read and addressed during the meeting. Shareholders are encouraged to login to the webcast at least 15 minutes prior to the scheduled start time of the Annual Meeting to test their internet connectivity.

How do I attend a Virtual Annual Meeting?

As a registered shareholder, you received a notice and access instruction form or proxy card from Continental Stock Transfer. Both forms contain instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer by phone at (917) 262-2373, or email at proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting December 22, 2020 at 9:00 a.m. Eastern Time. To pre-register, enter http://www.cstproxy.com/tomimist/2020 into your browser and enter your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box. At the start of the meeting, you will need to re-login using your control number.

Beneficial owners, who own their investments through a bank or broker, will need to contact Continental Stock Transfer to receive a control number. If you plan to vote at the meeting, you will need to have a legal proxy from your bank or broker, or if you would like to join and not vote, Continental Stock Transfer will issue you a guest control number with proof of ownership. In either case, you must contact Continental Stock Transfer for specific instructions on how to receive the control number. Continental Stock Transfer may be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have internet capabilities, you can listen to the meeting by dialing (888) 965-8995, or outside the U,S, and Canada (415) 655-0243 (standard rates apply), and, when prompted, entering the pin number 21025390#. Calling this line will not allow you to vote or enter questions during the meeting.

What is a “proxy”?

The term “proxy,” when used with respect to a shareholder, refers to either a person or persons legally authorized to act on the shareholder’s behalf or a format that allows the shareholder to vote without attending the virtual Annual Meeting. Because it is important that as many shareholders as possible be represented at the Annual Meeting, the Board is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on your proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to Harold W. Paul (the “Proxy Holder”), which means you will authorize Mr. Paul, as the Proxy Holder, to vote your shares at the Annual Meeting in the way you instruct. All shares represented by valid proxies will be voted in accordance with the shareholder’s specific instructions.

What proposals will be voted on at the Annual Meeting?

Shareholders will vote on the following proposals at the Annual Meeting:

1.
to elect the director nominees named in the accompanying proxy statement to serve on the Board as a Class III director for a three-year term that will expire at our 2023 annual meeting of shareholders (Proposal 1);

2.
to ratify the selection of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2);

3.
to approve an amendment and restatement of our 2016 Equity Incentive Plan to increase the maximum number of shares of Common Stock authorized for issuance thereunder by 1,375,000 shares, from 625,000 shares to 2,000,000 shares (Proposal 3); and

4.
to hold an advisory vote on the compensation of our named executive officers (Proposal 4).

What if another matter is brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, your signed proxy card will authorize the Proxy Holder to vote on such matters in accordance with his best judgment.

Who is entitled to vote at the Annual Meeting?

Shareholders of record at 5:00 p.m., Eastern Time, on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were 16,761,013 shares of our Common Stock and 63,750 shares of our Series A Preferred Stock outstanding, each of which is entitled to one vote. Shareholders are not entitled to cumulative voting rights in the election of directors. As a result, up to a total of 16,824,763 votes can be cast on each matter presented for consideration at the Annual Meeting.

What does it mean to be a “shareholder of record”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a “shareholder of record.” As a “shareholder of record,” you may vote at the virtual Annual Meeting or vote by proxy. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the accompanying proxy card.

What does it mean to be a “beneficial owner” of shares held in “street name”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of Voting Stock were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations as a “broker”), then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker on how to vote the shares in your account by following the instructions printed on the voting instruction form received from the broker holding such shares.

How do I vote if my shares are held in “street name”?

If your shares of Voting Stock are held in “street name,” you will need to contact Continental Stock Transfer to receive a control number. You may contact Continental Stock Transfer by phone at (917) 262-2373, or email at
proxy@continentalstock.com.

If I hold my shares in street name and fail to provide specific voting instructions to the bank, broker or other institution holding such shares on my behalf, will my shares still get voted?

Not on all matters. If you hold your shares of Voting Stock in street name and want a vote to be cast on your behalf for all proposals described in this Proxy Statement, you must submit your specific voting instructions to the bank, broker or other institution holding such shares on your behalf in response to the voting instruction form you receive from such broker.

What is a “broker non-vote”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (i) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (ii) the broker lacks the authority to vote the shares at their discretion. Under applicable rules, brokers do not have the authority to elect the director nominees to serve on the Board as a Class III directors, the proposal to approve an amendment and restatement of our 2016 Equity Incentive Plan, and the proposal to hold an advisory vote on the compensation of our named executive officers. As such, a broker may not vote your shares with respect to such proposals, or any other non-discretionary matters, without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the shareholder voting on these important matters.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting and transact business. A quorum will be present at the Annual Meeting if shareholders holding shares of Voting Stock representing a majority of the votes entitled to be cast at the Annual Meeting are present or represented by proxy at the Annual Meeting. On the Record Date, there were 16,824,763 shares of our Voting Stock outstanding, each of which is entitled to one vote. As such, shareholders holding at least 8,412,382 shares of Voting Stock must be present or represented by proxy at the Annual Meeting in order to constitute a quorum.

We count proxies marked “withhold authority,” as to any director nominee or “abstain,” as to any other proposal, for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

How do I vote my shares?

Shareholders of record can vote by proxy or by attending the Annual Meeting and voting, each of which method is further described below. If you elect to vote by proxy, you can do so via the Internet or by mail, and your shares will be voted by the Proxy Holder.

●
Voting by Internet. If you are a registered shareholder, you may use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you log on and follow the instructions included with your proxy card. You are encouraged to vote electronically via the Internet. If you vote via the Internet, you do not need to return your proxy card. If your shares are held in “street name,” please follow the instructions provided on the proxy card or the voting instruction card provided to you by your broker, bank or other nominee, as applicable, to determine whether you will be able to vote via the Internet. If you need assistance in revoking your proxy or changing your vote, please call us at (800) 525-1698.

●
Voting by Mail. To vote by mail, please sign, date and return to us as soon as possible the enclosed proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted by the Proxy Holder as instructed on such proxies. If you vote via the Internet as described above, you need not also mail a proxy to us.

●
Voting at the Annual Meeting. If you are a shareholder of record, you may attend the Annual Meeting and vote and submit questions during the meeting via the virtual meeting website located at https://www.cstproxy.com/tomimist/2020. Instructions on how to attend and participate via the Internet are including in this Proxy Statement and the accompanying materials.

YOUR VOTE IS IMPORTANT. We encourage you to submit your proxy even if you plan to attend the Annual Meeting, so that your vote will be counted in the event you later decide not to attend the Annual Meeting. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend the virtual Annual Meeting. If you are the beneficial owner of shares of Voting Stock held in “street name,” you must obtain a legal proxy, executed in your favor by your broker, bank or other nominee, in order to vote at the Annual Meeting, and you should refer to the information provided by your broker to see which voting options are available to you and to see what steps you must follow if you choose to attend the virtual Annual Meeting to vote your shares.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes. You may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including any subsequent proxy delivered via the Internet) or by delivering written notice of revocation of your proxy to TOMI Environmental Solutions, Inc., 8430 Spires Way, Suite N, Frederick, Maryland 21701, Attention: Corporate Secretary, in each case, before the exercise of the previously delivered proxy at the Annual Meeting. You may also revoke your proxy by participating in and voting your shares the virtual Annual Meeting. Attending the virtual Annual Meeting will not by itself your previously granted proxy to be revoked. If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

What vote is required to approve the Proposals?

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal 1: Election of Class III directors
Each Class III director will be elected by a plurality of the votes cast “FOR” a director nominee’s election, such that the two director nominees receiving the most “FOR” votes will be elected as the two Class III directors.
No
Proposal 2: Ratification of the appointment of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm	The votes cast “FOR” the matter must exceed the votes cast “AGAINST” the matter.	Yes
Proposal 3: Approval of an amendment and restatement of our 2016 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder	The votes cast “FOR” the matter must exceed the votes cast “AGAINST” the matter.	No
Proposal 4: Advisory vote on the compensation of our named executive officers	While this is a non-binding advisory vote, the Board will give due consideration to the choice that receives the most votes.	No

For purposes of Proposal 1, proxies marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and, as such, will not have an effect in determining the election results. Similarly, abstentions will have no effect on the outcome of this proposal.

Proposals 2, 3 and 4, will require the affirmative vote of a majority of the shares virtually present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on these proposals, and will have the same effect as votes against such proposals.

Proposal 2 is a “discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to Proposal 2, your broker may use its discretion to vote your uninstructed shares on Proposal 2. A failure by your broker to vote your uninstructed shares on this Proposal will result in an abstention, which will have the same effect as a vote against Proposal 2.

Proposals 1, 3, and 4 are “non-discretionary” matters under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to such proposals, your broker is not permitted to vote on such proposals and your votes will be counted as broker non-votes. Broker non-votes will have no effect in determining the outcome of such proposals.

Are there any appraisal rights or dissenters’ rights?

Under the Florida Business Corporation Act (the “FBCA”), our shareholders are not entitled to dissenters’ or appraisal rights with respect to any of the proposals.

How does the Board recommend that I vote?

The Board recommends that you vote:

●
“FOR” the election of each of the director nominees named in this Proxy Statement to serve on the Board as a Class III director for a three-year term that will expire at our 2023 annual meeting of shareholders (Proposal 1);

●
“FOR” the ratification of the selection of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2);

●
“FOR” the approval of an amendment and restatement of our 2016 Equity Incentive Plan to increase the maximum number of shares of Common Stock authorized for issuance thereunder (Proposal 3); and

●
“FOR” the approval of the advisory vote on the compensation of our named executive officers (Proposal 4).

If I give a proxy, how will my shares be voted?

Proxy cards received by us before the Annual Meeting that are properly executed and dated will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting, and you will be able to revoke your proxy until it is voted at the postponed or adjourned meeting.

If you properly execute and date your proxy card but do not include voting instructions, your proxy card will be voted in accordance with the recommendation of the Board on all matters presented in this Proxy Statement. If you vote via the Internet using the website noted on your proxy card, you do not need to return your proxy card.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, shares represented by valid proxies will be voted by the Proxy Holder in accordance with the Proxy Holder’s best judgment and in the manner the Proxy Holder believes to be in our best interests. For example, if you do not give instructions on your proxy card or by Internet, and a nominee for director listed on the proxy card withdraws before the Annual Meeting (which is not now anticipated), your shares will be voted by the Proxy Holder for any substitute nominee nominated by the Board. On the date this Proxy Statement was filed with the SEC, the Board did not know of any other matter to be brought before the Annual Meeting.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “ABSTAIN” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.

What does it mean if I receive more than one proxy card?

If you hold your shares of Voting Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please vote using each proxy card you receive or, if you vote via the Internet, you will need to enter each of the voter control numbers shown on your proxy cards. Remember, you may vote via the Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the date of the Annual Meeting.

When are shareholder proposals due for the next annual meeting?

Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any shareholder desiring to include a proposal in our proxy statement with respect to our 2021 annual meeting of shareholders should arrange for such proposal to be delivered to our corporate headquarters at TOMI Environmental Solutions, Inc., 8430 Spires Way, Suite N, Frederick, Maryland 21701, Attention: Corporate Secretary, no later than July 26, 2021, in order to be considered for inclusion therein. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC. Although the Board will consider shareholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, shareholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

Who is paying for this proxy solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy cards and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of Voting Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Voting Stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by directors, officers or other employees of the Company. No additional compensation will be paid to our directors, officers or other employees for such services.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, please contact our investor relations department either by telephone at (800) 525-1698 or by email to info@tomimist.com.

PROPOSAL 1:
ELECTION OF CLASS III DIRECTORS

The Board currently consists of five directors and one vacancy divided into three classes, with each class holding office for a three-year term. Each director serves until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. Two Class III directors will be elected to the Board at the Annual Meeting and, upon such election, there will be five directors serving on the Board, as there is presently a vacancy on the Board in a seat reserved for a Class I director.

Upon the recommendation of the Nominating and Governance Committee of the Board, the Board has nominated each of Halden S. Shane and Harold W. Paul for re-election at the Annual Meeting, each to serve for a three-year term that will expire at our 2023 annual meeting of shareholders. Dr. Shane and Mr. Paul have consented to serve if elected. If one or both becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the Proxy Holder will vote for the substitute nominee or nominees designated by the Board. The Board has no reason to believe that Dr. Shane or Mr. Paul will be unable to serve. There are no agreements or understandings pursuant to which Dr. Shane or Mr. Paul, or any of our other directors, was selected to serve as a director.

All of our directors are expected to attend the virtual Annual Meeting.

INFORMATION ABOUT THE CLASS III DIRECTOR NOMINEES

The following section provides information regarding each the Class III director nominees, including his age, the month and year in which each he first became one of our directors, the class of our directors to which he has been elected, each committee of the Board on which he serves, his professional experience during the past five years, any directorships with other public companies or registered investment companies currently or at any time during the past five years held by him, and a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that he should serve as one of our directors.

Name	Age	Class	Serving Since
Halden S. Shane	77	Class III	October 2007
Harold W. Paul(1)(2)	72	Class III	June 2009
____________________

(1)
Chairperson of the Nominating and Governance Committee.

(2)
 Member of the Compensation Committee.

Dr. Halden S. Shane

Dr. Shane has been our Chief Executive Officer and Chairman of the Board, and has served as a member of the Board, since October 2007, when we commenced our current operations. From January 1992 until January 2009, Dr. Shane served as the President and Chief Executive Officer of Tiger Management International, a private management company that deals in business management of private and public companies. Dr. Shane was the founder and Chief Executive Officer of Integrated Healthcare Alliance, Inc. and founder and General Partner of Doctors Hospital West Covina, California. Prior thereto, Dr. Shane practiced Podiatric Surgery specializing in ankle arthroscopy. Dr. Shane received his Bachelor of Science degree from the University of Miami in 1969, his Bachelor of Medical Science degree from California College of Podiatric Medicine in 1971, and his Doctor of Podiatric Medicine Degree from the California College of Podiatric Medicine in 1973. He is Board Certified by the American Board of Podiatric Surgery, American Board of Orthopedics, and the American Board of Quality Assurance and Review. We believe that Dr. Shane’s extensive experience in in the medical field and financial services industry qualifies him to serve on the Board.

Harold W. Paul

Mr. Paul has served as a member of the Board since June 2009 and as our Corporate Secretary since March 2018. Mr. Paul has been engaged in the private practice of law for more than 35 years, primarily as a securities specialist, during which time Mr. Paul has served as outside legal counsel to public companies listed on national securities exchanges, such as the NYSE American, formerly known as the American Stock Exchange, and The Nasdaq Stock Market, and the markets operated by the OTC Markets Group Inc. Mr. Paul has served as a director for six public companies in a variety of industries, including technology and financial services. Mr. Paul holds a Bachelor of Arts from the State University of New York at Stony Brook and a Juris Doctor from Brooklyn Law School, and he is admitted to practice law in New York and Connecticut. We believe that Mr. Paul’s experience as a director of public companies and his knowledge of federal and state securities laws qualifies him to serve on the Board.

Vote Required

The two Class III director nominees receiving the highest number of votes “FOR” their election at the Annual Meeting shall be elected to the Board. Abstentions and broker non-votes will have no effect in determining the results of the voting on the Class III director nominees at the Annual Meeting.

Proxies received in response to this solicitation will be voted “FOR” the election of Dr. Shane and Mr. Paul to the Board, unless otherwise specified in the proxy. If a Class III director nominee is unable or refuses to serve as a director, then the Proxy Holder will vote “FOR” the election of the substitute nominee or nominees designated by the Board, unless otherwise specified in the proxy.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

CONTINUING DIRECTORS

The following section provides information regarding each of our continuing directors, including his or her age, the month and year in which each he or she first became one of our directors, the class of our directors to which he or she has been elected, each committee of the Board on which he or she serves as of December 1, 2020, his or her professional experience during the past five years, any directorships with other public companies or registered investment companies currently or at any time during the past five years held by him or her, and a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that he or she should serve as one of our directors.

Name	Age	Class(1)	Serving Since
Lim Boh Soon(4)(5)(6)	64	Class I	January 2018
Walter C. Johnsen(3)(4)(6)	69	Class II	January 2016
Kelly J. Anderson(2)	52	Class II	January 2016

(1)
The term of our Class I director will expire at our 2021 annual meeting of shareholders and the terms of our Class II directors will expire at our 2022 annual meeting of shareholders.

(2)
Chairperson of the Audit Committee.

(3)
Chairperson of the Compensation Committee.

(4)
Member of the Audit Committee.

(5)
Member of the Compensation Committee.

(6)
Member of the Nominating and Governance Committee.

Dr. Lim Boh Soon

Dr. Lim has served as a member of the Board since January 2018. Dr. Lim has more than 25 years of experience in the banking and finance industry. For more than the past five years, he has been a fellow of the Singapore Institute of Directors, and is currently an independent non-executive director on the board of onw publicly-listed company on the Singapore Stock Exchange. Since October 2015, Dr. Lim has been a director of Jumbo Group Limited and from June 2017 until September 2019, Dr. Lim also served a a director of OUE Commercial REIT Management Pte. Ltd, a publicly-listed company on the Signapore Stock Exchange. In addition, Dr. Lim has worked in various senior management positions for several regional and multi-national organizations, including UBS Capital Asia Pacific Limited, The NatSteel Group, Rothschild Ventures Asia Limited and The Singapore Technologies Group. Dr. Lim was also a member of the Regional Investment Committee for UBS AG in Asia. Dr. Lim graduated with a First-Class Honors in Mechanical Engineering from The University of Strathclyde in the United Kingdom (formerly The Royal College of Science & Technology) in 1981 and obtained his Doctor of Philosophy in Mechanical Engineering from The University of Strathclyde in the United Kingdom in 1985. We believe that Dr. Lim’s experience as a director of public companies and in the finance industry qualifies him to serve on the Board.

Walter C. Johnsen

Mr. Johnsen has been one of our directors since January 29, 2016. Since January 1, 2007, Mr. Johnsen has served as Chairman of the Board and Chief Executive Officer of Acme United Corporation, a leading worldwide supplier of innovative branded cutting, measuring and safety products in the school, home, office, hardware & industrial markets. From November 30, 1995 to December 31, 2006, he held the titles of President and Chief Executive Officer at Acme United. Mr. Johnsen previously served as Vice Chairman and a principal of Marshall Products, Inc., a medical supply distributor. Mr. Johnsen holds a Bachelor of Science in Chemical Engineering and a Master of Science in Chemical Engineering from Cornell University, and a Master of Business Administration from Columbia University. The Board concluded that Mr. Johnsen’s business and operations experience allows him to serve as one of our directors.

Kelly J. Anderson

Ms. Anderson has been one of our directors since January 29, 2016. Ms. Anderson is the Chief Executive Officer of CXO Executive Solutions, LLC, a provider of executive services. Between 2015 and July 2020, Ms. Anderson served a partner in C Suite Financial Partners, a financial consulting services company dedicated to serving private, public, private equity, entrepreneurial, family office and government-owned firms in all industries. Between July 2014 and March 2015, Ms. Anderson was CFO of Mavenlink, a SaaS company, between October 2012 and January 2014, Ms. Anderson was Chief Accounting Officer of Fisker Automotive, between April 2010 and February 2012, Ms. Anderson was the President and Chief Financial Officer of T3 Motion, Inc., (“T3”), an electric vehicle technology company. Between March 2008 and April 2010, she served as T3’s Executive Vice President and Chief Financial Officer, and as a director from January 2009 until January 2010. From 2006 until 2008, Ms. Anderson was Vice President at Experian, a leading credit reporting agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN 2002 Value Fund, LLC, and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., all of which were real estate investment funds managed by TripleNet Properties. From 1996 to 2004, Ms. Anderson held senior financial positions with The First American Corp., a Fortune 500 title insurance company. Ms. Anderson is an inactive California CPA and a 1989 graduate of the College of Business and Economics at California State University, Fullerton. The Board concluded that Ms. Anderson’s experience in finance qualifies her to serve as one of our directors.

CORPORATE GOVERNANCE

Under our bylaws, the number of directors of the Company shall be not less than three or more than seven, as fixed from time to time by the shareholders or the Board. The Board has fixed the number of directors at six directors. The Board currently consists of five directors and one vacancy divided into three classes, with each class holding office for a three-year term. Two Class III directors will be elected to the Board at the Annual Meeting and, upon such election, there will be five directors serving on the Board, as there is presently a vacancy on the Board in a seat reserved for a Class I director. Our bylaws provide that our directors will hold office until their successors have been duly elected and qualified, or until their earlier resignation or removal. The Board is responsible for our business and affairs and considers various matters that require its approval.

Our Common Stock is currently quoted on The Nasdaq Capital Market (“Nasdaq”) under the symbol “TOMZ.” We are required to comply with the applicable Nasdaq listing standards as noted below.

Independence of the Board

As required by the listing requirements and rules of Nasdaq, a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. The Board annually reviews all relevant business relationships that any director or director nominee may have with us, our affiliates, and other companies. The Board also considers significant non-business relationships disclosed to us. As a result of its annual review and based upon information requested from and provided by each director and director nominee concerning his or her background, employment and affiliations, including family and other relationships, the Board has affirmatively determined in 2020 that each of Messrs. Johnsen and Paul, Ms. Anderson, and Dr. Lim do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable the rules of the SEC and the listing standards of Nasdaq and any other applicable laws or regulations, except that Mr. Paul is not independent under Rule 10A-3 under the Exchange Act for purposes of Audit Committee membership.

In making these determinations, the Board considered the current and prior relationships that each non-employee director and director nominee, or any of his or her family members, has with us, our management and our independent auditors, and all other facts and circumstances deemed relevant in determining their independence, including any relationships described under the heading “Certain Relationships and Related Transactions—Transactions with Related Persons.”

Meetings of the Board

During the fiscal year ended December 31, 2019, the Board met four times and took action by unanimous written consent two times. Each incumbent director serving during the fiscal year ended December 31, 2019 attended at least 75% of all Board and applicable committee meetings during the period that he or she served as a director.

We make every effort to schedule our annual meeting of shareholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend our annual meeting of shareholders, absent an unavoidable and irreconcilable conflict. All of our directors who were serving at the time of our 2019 annual meeting attended such meeting.

Information Regarding Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each such committee operates under a charter that has been approved by the Board. We intend to appoint persons to the Board and its committees as required from time to time to satisfy the corporate governance requirements of the Nasdaq listing rules. Below is a description of each committee as of December 1, 2020.

Audit Committee

Our Audit Committee was established in June 2009 and currently is comprised of Ms. Anderson, Mr. Johnsen and Dr. Lim. Ms. Anderson serves as chairperson of the Audit Committee. The Audit Committee operates under a written charter, which can be found on the corporate governance section of our investor relations website at http://investor.tomimist.com/TOMZ. The purpose of the Audit Committee is to assist the Board in monitoring the integrity of our annual, quarterly and other financial statements, the independent auditor’s qualifications and independence, the performance of our independent auditors and our compliance with legal and regulatory requirements. The Audit Committee also reviews and approves all related-party transactions.

The Board has determined that each of the members of our audit committee satisfies the Nasdaq listing standards and the SEC independence requirements. Further, the Board has determined that Ms. Anderson qualifies as an audit committee financial expert within the meaning of SEC regulations and meets Nasdaq’s financial sophistication requirements. In making this determination, the Board has considered Ms. Anderson’s extensive financial experience and business background.

The Audit Committee met four times and took no action by unanimous written consent during the fiscal year ended December 31, 2019.

Compensation Committee

The Compensation Committee was established in February 2011 and currently consists of Messrs. Johnsen and Paul and Dr. Lim. Mr. Johnsen serves as chairperson of the Compensation Committee. The Compensation Committee operates under a written charter, which can be found on the corporate governance section of our investor relations website at http://investor.tomimist.com/TOMZ. The purpose of the Compensation Committee is to assist the Board in determining appropriate compensation levels for our executive officers; evaluating officer and director compensation plans, policies and programs; reviewing benefit plans for officers and employees; and producing the report required by applicable rules and regulations of the SEC and other applicable regulatory bodies for inclusion in our annual proxy statement. In addition, the Compensation Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with our bylaws and applicable laws and regulations.

The Board has determined that each of the members of our Compensation Committee satisfies the Nasdaq listing standards and the SEC independence requirements, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee met one time and took no action by unanimous written consent during the fiscal year ended December 31, 2019.

For additional information regarding the Compensation Committee’s consideration and determination of executive officer and director compensation, see the section entitled “Compensation Discussion and Analysis” and “Director Compensation” of this Proxy Statement.

Nominating and Governance Committee

The Nominating and Governance Committee was established in January 2016 and currently consists of Messrs. Paul and Johnsen and Dr. Lim. Mr. Paul serves as chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee operates under a written charter, which can be found on the corporate governance section of our investor relations website at http://investor.tomimist.com/TOMZ. The purpose of the Nominating and Governance Committee is to identify individuals qualified to become members of the Board and to recommend such individuals to the Board to be Board nominees for directors, as well as to develop and recommend to the Board corporate governance principles, to recommend Board committee membership and responsibilities, and to oversee the evaluation of the Board, its committees and management. In addition to other powers and responsibilities, the Nominating and Governance Committee will (i) identify individuals whom it believes are qualified to become Board members in accordance with applicable criteria, and recommend that the Board select such individuals as nominees to stand for election at each annual meeting of shareholders; (ii) review and evaluate all persons properly recommended by shareholders to be Board nominees; (iii) evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board; (iv) in the case of a Board vacancy, recommend to the Board in accordance with applicable criteria an individual to fill such vacancy either through election by the Board or through election by our shareholders; (v) review the independence of our directors; (vi) review reports and disclosures of insider and affiliated party transactions and make recommendations to the Board regarding such transactions; (vii) evaluate periodically the desirability of, and recommend to the Board, any changes in the size, composition, organization and operational structure of the Board; (viii) review annually membership and responsibilities of Board committees and recommend to the Board any changes that may be appropriate; and (ix) conduct an annual performance evaluation of the Nominating and Governance Committee.

The Board has determined that each of the members of our Nominating and Governance Committee satisfies the Nasdaq listing standards and the SEC independence requirements.

The Nominating and Governance Committee identifies potential director candidates through a variety of sources, including recommendations made by members of the Board and members of our executive management. When appropriate, the Nominating and Governance Committee may retain a search firm to identify director candidates.

The Nominating and Governance Committee charter provides that the committee will consider, among other things, the applicable requirements for directors under the Exchange Act, the listing standards of Nasdaq and applicable state law in evaluating potential director candidates. Additionally, the Nominating and Governance Committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including:

●
his or her knowledge, expertise, skills, integrity, diversity, judgment, business or other experience;

●
his or her reputation in the business community;

●
the interplay of the candidate’s experience with the experience of other Board members; and

●
the extent to which the candidate would be a desirable addition to the Board and any committees.

The Nominating and Governance Committee reviews and assesses at least annually the skills and characteristics of Board members, as well as the composition of the Board as a whole. The Nominating and Governance Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of the Board. Additionally, the Nominating and Governance Committee considers diversity of the Board members’ skill and experience in areas that are relevant to our business and activities, including operations, finance, marketing and sales. The Board does not, however, have a formal policy regarding racial/ethnic, gender or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates.

In assessing the composition of the Board, the Nominating and Governance Committee considers the Board’s current and anticipated needs, and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business. In evaluating potential director candidates, the Nominating and Governance Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Nominating and Governance Committee’s objectives for the overall composition of the Board, as well as the candidates’ ability and willingness to devote adequate time to Board responsibilities. When appropriate, the Nominating and Governance Committee will recommend qualified candidates for nomination by the entire Board.

The Nominating and Governance Committee met one time and took no action by unanimous written consent during the fiscal year ended December 31, 2019.

Code of Ethics

The Board adopted a Code of Ethics in 2008 applies to, among other persons, Board members, officers including our Chief Executive Officer, contractors, consultants and advisors. Our Code of Ethics, which is available at http://investor.tomimist.com/TOMZ, sets forth written standards designed to deter wrongdoing and to promote:

●
honest and ethical conduct including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications made by us;

●
compliance with applicable governmental laws, rules and regulations;

●
the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

●
accountability for adherence to the Code of Ethics.

Insider Trading and Confidentiality Policy

We have adopted an insider trading and confidentiality policy that prohibits our directors, officers, employees, contractors and consultants from engaging in hedging or monetization transactions involving our securities.

Board Leadership Structure and Role in Risk Oversight

The Board has not adopted a policy on whether the same individual should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should maintain the flexibility to make such determinations in the manner that it believes best provides appropriate leadership for us at the relevant time. The Board believes that its current leadership structure, with Dr. Shane serving as both Chief Executive Officer and Chairman of the Board, is appropriate for us at this time because the combined role of the Chief Executive Officer and Chairman provides a clear chain of command to execute our strategic initiatives and business plans and allows such individual to serve as a bridge between management and the Board, which facilitates the regular flow of information.

The Board is responsible for the oversight of our risk management processes and, either as a whole or through its committees, regularly liaises with management to assess and manage our major risk exposures, the potential impact of such risks on our business and the steps we should take to mitigate or manage such risks. The Board’s risk oversight process complements and supplements management’s risk assessment and mitigation processes, which include reviews of strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The risk oversight process also includes receiving reports from committees of the Board and members of senior management to enable the Board to understand our risk identification, management and mitigation strategies with respect to areas of potential material risk.

The Audit Committee oversees our management of financial risks and periodically reviews our policies with respect to risk assessment and risk management. The Audit Committee’s risk management process involves direct communication with our independent registered public accounting firm and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Nominating and Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices and potential conflicts of interest. While each of our committees is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about such risks and matters involving significant risk are considered by the Board as a whole.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to the particular Board member, and mailing the correspondence TOMI Environmental Solutions, Inc., 8430 Spires Way, Suite N, Frederick, Maryland 21701, Attention: Chief Executive Officer. The envelope should indicate that it contains a shareholder communication.

All correspondence received is opened and screened for security purposes. Our Corporate Secretary reviews such correspondence and provides the Board at each of its meetings with a summary of all such correspondence and a copy of any correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires their attention. The Corporate Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE

The primary responsibility of the Audit Committee is to assist the Board in discharging its oversight responsibilities with respect to financial matters and compliance with laws and regulations. The primary methods used by the Audit Committee to fulfill its responsibility with respect to financial matters are:

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to appoint, evaluate, and, as the Audit Committee may deem appropriate, terminate and replace our independent registered public accountants;

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to monitor the independence of our independent registered public accountants;

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to determine the compensation of our independent registered public accountants;

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to pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by our independent registered public accountants;

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to review our risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

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to monitor the integrity of our financial reporting processes and systems of control regarding our finance, accounting, legal compliance and information systems; and

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to facilitate and maintain an open avenue of communication among the Board, our management and our independent registered public accountants.

In discharging its responsibilities relating to internal controls, accounting and financial reporting policies and auditing practices, the Audit Committee discussed with our independent registered public accountants, Wolinetz, Lafazan & Company, P.C., the overall scope and process for its audit. The Audit Committee has met with Wolinetz, Lafazan & Company, P.C., with and without management present, to discuss the results of its examinations and the overall quality of our financial reporting.

The Audit Committee has discussed with Wolinetz, Lafazan & Company, P.C. its judgments about the quality, in addition to the acceptability, of our accounting principles as applied in our financial reporting, as required by applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee also has received a letter from Wolinetz, Lafazan & Company, P.C. that is required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Wolinetz, Lafazan & Company, P.C. their independence.

The Audit Committee has met and held discussions with management. The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the years ended December 31, 2019 and 2018.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Respectfully submitted,

Kelly J. Anderson, Committee Chairperson
Harold W. Paul
Lim Boh Soon

NON-EMPLOYEE DIRECTOR COMPENSATION

Each of our non-employee directors receives cash fees and stock as compensation for their service on the Board and the committees of the Board on which they are a member, in each case under individual director agreements that are described in the footnotes to the table below. The table below sets forth the compensation earned by each non-employee director during the fiscal year ended December 31, 2019. We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the Director Compensation disclosure requirements applicable to smaller reporting companies.

Name	Fees Earned or Paid in Cash($)	Stock Awards(1)($)	All Other Compensation($)	Total($)
Harold W. Paul(11)	40,000(2)	12,000(3)	72,000(4)	124,000
Walter Johnsen(12)	40,000(5)	12,000(6)	—	52,000
Kelly Anderson(13)	45,000(7)	12,000(8)	—	57,000
Lim Boh Soon	40,000(9)	12,000(10)	—	52,000
____________________
(1)
Represents the aggregate grant date fair value of restricted stock awarded to directors during the fiscal year ended December 31, 2019, computed in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”), Topic 718. The stock granted pursuant to these awards was fully vested at the time of grant.

(2)
Represents the cash fees of the amounts paid to Mr. Paul pursuant to our director services agreement with him, which provides for an annual fee in the amount of $40,000 per year, paid on a quarterly basis.

(3)
Represents the equity consideration issued to Mr. Paul pursuant to our director services agreement with him, which provides for an annual issuance of 12,500. On January 2, 2019, we issued 12,500 shares of our Common Stock to Mr. Paul. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(4)
Represents the aggregate cash amounts paid to Mr. Paul in consideration of legal services rendered to us pursuant to a legal services agreement. See “Arrangement with Mr. Paul” below for more information regarding our arrangement with Mr. Paul.

(5)
Represents the cash fees of the amounts paid to Mr. Johnsen pursuant to our director services agreement with him, which provides for an annual fee in the amount of $40,000 per year, paid on a quarterly basis.

(6)
Represents the equity consideration issued to Mr. Johnsen pursuant to our director services agreement with him, which provides for an annual issuance of 12,500. On January 2, 2019, we issued 12,500 shares of our Common Stock to Mr. Johnsen. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(7)
Represents the cash fees of the amounts paid to Ms. Anderson pursuant to our director services agreement with her, which provides for an annual fee in the amount of $45,000 per year, paid on a quarterly basis.

(8)
Represents the equity consideration issued to Ms. Anderson pursuant to our director services agreement with her, which provides for an annual issuance of 12,500. On January 2, 2019, we issued 12,500 shares of our Common Stock to Ms. Anderson. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(9)
Represents the cash fees of the amounts paid to Dr. Lim pursuant to our director services agreement with him, which provides for an annual fee in the amount of $40,000 per year, paid on a quarterly basis.

(10)
Represents the equity consideration issued to Dr. Lim pursuant to our director services agreement with him, which provides for an annual issuance of 12,500. On January 2, 2019, we issued 12,500 shares of our Common Stock to Dr. Lim. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(11)
As of December 31, 2019, Mr. Paul possessed options to purchase 5,625 shares of our Common Stock, 2,500 shares of which are exercisable at $2.16 and 3,125 of which exercisable at $4.40.

(12)
As of December 31, 2019, Mr. Johnsen possessed options to purchase 3,125 shares of our Common Stock at an exercise price of $4.40.

(13)
As of December 31, 2019, Ms. Anderson possessed options to purchase 3,125 shares of our Common Stock at an exercise price of $4.40.

Arrangement with Mr. Paul

Mr. Paul provides advisory legal services to us pursuant to a legal services agreement with Harold Paul, LLC, a limited liability company which Mr. Paul is the sole member. In exchange for Mr. Paul’s services, we paid Harold Paul, LLC $72,000 in 2019, $78,750 in 2020 and anticipate paying Harold Paul, LLC $99,000 in 2021.

INFORMATION REGARDING OUR EXECUTIVE OFFICERS

The following table identifies our current executive officers, their respective offices and positions and their respective dates of appointment:

Name	Age	Positions Held	Date of Appointment
Halden S. Shane	77	Chief Executive Officer and Chairman of the Board	October 15, 2007
Nick Jennings	42	Chief Financial Officer	October 1, 2014
Elissa J. Shane	40	Chief Operating Officer	January 1, 2018

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers, except that Elissa J. Shane, our Chief Operating Officer, is the daughter of Halden S. Shane, our Chief Executive Officer and Chairman of the Board. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of our directors, including executive officers serving as directors, is provided under “Information About the Class III Director Nominees” in Proposal 1 and “Continuing Directors” above. The business experience of executive officers who are not also directors is described below.

Nick Jennings, Chief Financial Officer

Mr. Jennings has been our Chief Financial Officer since October 2014. From July 2014 until his employment by the Company, Mr. Jennings was self-employed and provided consulting, accounting and tax compliance services to private-owned companies. From November 2006 until June 2014, Mr. Jennings was a senior manager at Richardson Kontogouris Emerson LLP, where he worked with various public and private companies providing services a variety of business areas including tax compliance, tax consulting, general accounting, and business assurance. He is a graduate of Loyola Marymount College with a degree in accounting and is a member of the American Institute of Certified Public Accountants.

Elissa J. Shane, Chief Operating Officer

Ms. Shane has been our Chief Operating Officer since January 2018. Previously, she served as our Chief Regulatory and Compliance Officer from September 2015 to December 2017 and as our Corporate Secretary from January 2016 to March 2018. From January 2014 to September 2015, Ms. Shane served as a paralegal with Levi Lubarsky Feigenbaum & Weiss LLP, where she worked with the firm’s managing partners and staff attorneys and directed all operational aspects of the litigation cycle from inception through appeal. From September 2009 to January 2014, she served as a paralegal with Olshan Frome Wolosky LLP, where she managed all regulatory and compliance issues, litigation procedures and advertising and promotional matters. Ms. Shane received a B.A. in Psychology and Communications with a minor in Economics from the University of Southern California in 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Voting Stock as of December 1, 2020, for:

●
each person (or group of affiliated persons) known to us to beneficially own more than 5% of our outstanding shares of Common Stock or Series A Preferred Stock;

●
each of our directors and nominees for election to the Board;

●
each of our executive officers named in the summary compensation table; and

●
all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all shares of Voting Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 16,761,013 shares of Common Stock and 63,750 shares of Series A Preferred Stock outstanding at December 1, 2020. In computing the number of shares of Voting Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Voting Stock subject to options, warrants or other convertible securities held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of December 1, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the address of each person or entity in the following table is c/o TOMI Environmental Solutions, Inc., 8430 Spires Way, Suite N, Frederick, Maryland 21701.

	Shares Beneficially Owned				% of Total
	Common Stock		Series A Preferred Stock		Voting
Name of Beneficial Owner	Shares	% of Class	Shares	% of Class	Power(1)
5% Shareholders:
Lau Sok Huy(2)	2,170,139	12.9%	—	—	12.9%
Ah Kee Wee(3)	1,083,334	6.5%	—	—	6.4%
Named Executive Officers and Directors:
Halden S. Shane(4)	4,086,881	22.5%	63,750	100.0%	22.8%
Elissa J. Shane(5)	348,914	2.1%	—	—	2.1%
Nick Jennings(6)	64,019	*	—	—	*
Harold W. Paul(7)	195,125	1.2%	—	—	1.2%
Walter Johnsen(8)	43,750	*	—	—	*
Kelly Anderson(9)	43,750	*	—	—	*
Lim Boh Soon(10)	98,774	*	—	—	*
Executive Officers and Directors as a Group (11)	4,881,213	26.6%	—	—	26.9%
____________________
*
Denotes ownership of less than 1%.

(1)
Percentage of total voting power represents voting power with respect to all shares of our Common Stock and Series A Preferred Stock, as a single class. The holders of Common Stock and Series A Preferred Stock are each entitled to one vote per share.

(2)
Based on Form 3 filed with the SEC by Lau Sok Huy on January 24, 2018.

(3)
Based on information reported by Mr. Wee to the Company. Consists of 1,083,334 shares of Common Stock.

(4)
Consists of: (i) 2,355,631 shares of Common Stock held of record by Dr. Shane; (ii) 187,500 shares of Common Stock held of record by the Shane Family Trust; (iii) 125,000 shares of Common Stock held of record by Belinha Shane; and (iv) 1,418,750 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock held by Dr. Shane that are exercisable or will become exercisable within 60 days of December 1, 2020. Dr. Shane is a co-trustee of the Shane Family Trust and may be deemed to share voting and investment power over the securities held by the trust. Belinha Shane is Dr. Shane’s wife. Dr. Shane disclaims ownership of such shares held by his wife, except to the extent of his pecuniary interest.

(5)
Consists of: (i) 236,414 shares of Common Stock held of record by Ms. Shane; and (ii) 112,500 shares of Common Stock issuable upon the exercise of warrants and options to purchase Common Stock held by Ms. Shane that are exercisable or will become exercisable within 60 days of December 1, 2020.

(6)
Consists of: (i) 26,519 shares of Common Stock held of record by Mr. Jennings; and (ii) 37,500 shares of Common Stock issuable upon the exercise of warrants and options to purchase Common Stock held by Mr. Jennings that are exercisable or will become exercisable within 60 days of December 1, 2020.

(7)
Consists of: (i) 189,500 shares of Common Stock held of record by Mr. Paul; and (ii) 5,625 shares of Common Stock issuable upon exercise of stock options that are exercisable or will become exercisable within 60 days of December 1, 2020.

(8)
Consists of: (i) 40,625 shares of Common Stock held of record by Mr. Johnsen; and (ii) 3,125 shares of Common Stock issuable upon exercise of stock options that are exercisable or will become exercisable within 60 days of December 1, 2020.

(9)
Consists of: (i) 40,625 shares of Common Stock held of record by Ms. Anderson; and (ii) 3,125 shares of Common Stock issuable upon exercise of stock options that are exercisable or will become exercisable within 60 days of December 1, 2020.

(10)
Consists of shares of Common Stock held of record by Dr. Lim.

(11)
Consists of: (i) 3,356,838 shares of Common Stock; (ii) 1,550,000 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock; and (iii) 93,125 shares of Common Stock issuable upon exercise of stock options that are exercisable or will become exercisable within 60 days of December 1, 2020.

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

Legal Proceedings

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater shareholder, or any associate or any such directors, officers or affiliates, is a party that is adverse to us in any material legal proceeding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our Voting Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Voting Stock. Officers, directors and greater than 10% shareholders are required by SEC rules to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us, or written representations that no reports were required, we believe that during the fiscal year ended December 31, 2019, our officers, directors and greater than 10% shareholders complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by our named executive officers for the years ended December 31, 2019 and 2018, respectively. We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option / Warrant Awards ($)(1)	All Other Compensation ($)	Total ($)
Halden S. Shane	2019	360,000	—	—	89,654(2)	—	449,654
Chief Executive Officer and Chairman of the Board	2018	360,000	40,000(7)	—	17,932(3)	—	417,932
Elissa J. Shane	2019	200,000	7,500(7)	—	23,595(4)	9,000(4)	240,095
Chief Operating Officer	2018	200,000	20,000(7)	—	36,474(5)	9,000(4)	265,474
Nick Jennings	2019	155,000	5,000(7)	—	4,483(6)	—	164,483
Chief Financial Officer	2018	155,000	10,000(7)	—	—	—	165,000
____________________
(1)
The amounts shown in this column represent the aggregate grant date fair value of stock, option and/or warrant award, as applicable, granted during the year computed in accordance with FASB ASC Topic 718. See Note 2 of the notes to our audited consolidated financial statements contained in our Annual Report on Form 10-K for a discussion of valuation assumptions made in determining the grant date fair value of the awards.

(2)
During the year ended December 31, 2019, we issued Dr. Shane a five-year warrant to purchase an aggregate of 125,000 shares of common stock as executive compensation. The exercise price of the warrant was $0.80 per share, based on the three-day trailing volume weighted average price, or VWAP, on the date of issuance. Utilizing the Black-Scholes pricing model, we determined the fair value of the warrants issued to Dr. Shane was approximately $89,654, with the following assumptions: volatility, 143%; expected dividend yield, 0%; risk free interest rate, 2.58%; and a life of 5 years. The grant date fair value of each share of common stock underlying the warrants was $0.72. We recognized equity-based compensation to Dr. Shane of approximately $89,654 on the warrants during the year ended December 31, 2019 pursuant to an employment agreement. Please refer to Item 11 Employment Agreements for additional details of Dr. Shane’s annual compensation. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(3)
During the year ended December 31, 2018, we issued Dr. Shane five-year warrant to purchase an aggregate of 31,250 shares of common stock as executive compensation. The exercise price of the warrant was $0.64 per share, based on the three-day trailing VWAP on the date of issuance. Utilizing the Black-Scholes pricing model, we determined the fair value of the warrants issued to Dr. Shane was approximately $17,932, with the following assumptions: volatility, 142%; expected dividend yield, 0%; risk free interest rate, 2.95%; and a life of 5 years. The grant date fair value of each share of common stock underlying the warrants was $0.56. We recognized equity-based compensation to Dr. Shane of approximately $17,932 on the warrants during the year ended December 31, 2018. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(4)
During the year ended December 31, 2019, we issued Ms. Shane a fully-vested option to purchase an aggregate of 31,250 shares of common stock as executive compensation. The exercise price of the option was $0.88 per share. Utilizing the Black-Scholes pricing model, we determined the fair value of the option issued to Ms. Shane was approximately $23,595, with the following assumptions: volatility, 135%; expected dividend yield, 0%; risk free interest rate, 1.64%; and a life of 5 years. The grant date fair value of each share of common stock underlying the option was $0.72. We recognized equity-based compensation to Ms. Shane of approximately $23,595 on the options during the year ended December 31, 2019. The other compensation in the amount of $9,000 represents an auto allowance pursuant to Ms. Shane’s employment agreement. Please refer to the discussion below regarding Employment Agreements for additional details of Ms. Shane’s annual compensation. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(5)
In connection with the execution of Ms. Shane’s employment agreement, on January 5, 2018, we issued her an option under the 2016 Plan to purchase 12,500 shares of common stock. The exercise price of the option was $0.96 per share, based on the closing price of our common stock on the date of issuance. Utilizing the Black-Scholes pricing model, we determined the fair value of the option issued to Ms. Shane was approximately $12,000, with the following assumptions: volatility, 146%; expected dividend yield, 0%; risk free interest rate, 2.27%; and a life of 5 years. The grant date fair value of each share of common stock underlying the option was $0.96. In addition, pursuant to her employment agreement, on January 3, 2019, we issued her an option under the 2016 Plan to purchase 31,250 shares of common stock. The exercise price of the option was $0.88 per share, based on the closing price of our common stock on the date of issuance. Utilizing the Black-Scholes pricing model, we determined the fair value of the option issued to Ms. Shane was approximately $25,000, with the following assumptions: volatility, 144%; expected dividend yield, 0%; risk free interest rate, 2.47%; and a life of 5 years. The grant date fair value of each share of common stock underlying the option was $0.80. We recognized total equity-based compensation to Ms. Shane of approximately $37,000 on the options during the year ended December 31, 2018. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(6)
During the year ended December 31, 2019, we issued Mr. Jennings fully-vested options to purchase an aggregate of 6,250 shares of common stock as executive compensation. The exercise price of the option was $0.80 per share. Utilizing the Black-Scholes pricing model, we determined the fair value of the option issued to Mr. Jennings was approximately $4,000, with the following assumptions: volatility, 143%; expected dividend yield, 0%; risk free interest rate, 2.58%; and a life of 5 years. The grant date fair value of each share of common stock underlying the options was $0.72. We recognized equity-based compensation to Mr. Jennings of $4,483 on the options during the year ended December 31, 2019. Please refer to the discussion below regarding Employment Agreements for additional details of Mr. Jennings’ annual compensation. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(7)
In December 2018, the compensation committee approved cash bonuses to the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer which were paid in 2019. In December 2019, the compensation committee approved cash bonuses to the Chief Operating Officer and Chief Financial Officer which were paid in 2020.

Narrative Disclosure to Summary Compensation Table

Except as described below, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements providing for compensation as a result of the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Employment Agreements

We have entered into employment agreements with each of the named executive officers and generally include the named executive officer’s initial base salary and an indication of equity compensation opportunities.

Halden S. Shane

On September 22, 2020, we entered into an employment agreement with Dr. Shane, effective October 1, 2020. The agreement provides for a base annual salary of $500,000. The agreement also provides for a signing bonus of 375,000 warrants and an annual issuance of an option to purchase 31,250 shares of common stock from the 2016 Plan, both with an exercise price equal to the three-day trailing VWAP of our common stock. Further, Dr. Shane is entitled to performance bonus at the discretion of the Board. The agreement also provides that we will reimburse Dr. Shane for the expenses associated with the use of an automobile up to $750 a month.

In the event Dr. Shane is terminated as CEO as a result of a change in control, Dr. Shane will be entitled to a lump sum payment of two years’ salary at the time of such termination.

The Board may terminate Dr. Shane for cause by written notification to Dr. Shane; provided, however, that no termination for cause will be effective unless Dr. Shane has been provided with prior written notice and opportunity for remedial action and fails to remedy within 30 days thereof, in the event of a termination by the Company (i) by reason of willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to, the Company, (ii) by reason of material breach of his employment agreement and (iii) by reason of gross negligence or intentional misconduct with respect to the performance of duties under the agreement. Upon termination for cause, Dr. Shane will be immediately paid an amount equal to his gross salary. The Board may terminate Dr. Shane other than for cause at any time upon giving notice to Dr. Shane. Upon such termination, Dr. Shane will be immediately paid an amount equal to his gross salary.

Elissa J. Shane

On October 1, 2020, we entered into an employment agreement with Elissa J. Shane, effective October 1, 2020. Pursuant to her employment agreement, Ms. Shane will receive an annual base salary of at least $270,000, subject to annual review and discretionary increase by the Compensation Committee of the Board. Ms. Shane is eligible to receive an annual cash bonus and other annual incentive compensation, and the agreement provides that we will issue Ms. Shane annually warrants to purchase 93,750 shares of Common Stock pursuant to the 2016 Plan at a strike price equal to the three-day trailing VWAP prior to the date of issuance and options to purchase a minimum of 31,250 shares of Common Stock pursuant to the 2016 Plan which are exercisable at market price at the end of each calendar year that the agreement is in effect. Additionally, in connection with the execution of her employment agreement, on October 1, 2020, we issued Ms. Shane a warrant to purchase 31,250 shares of Common Stock at an exercise price of $6.17 per share pursuant to the 2016 Plan. Her employment agreement also provides that we will reimburse Ms. Shane for reasonable and necessary business and entertainment expenses that she incurs in performing her duties. During the term of her employment, Ms. Shane will also be entitled to up to four weeks of paid vacation time annually, which will accrue up to six weeks, and to participate in our benefit plans and programs, including but not limited to all group health, life, disability and retirement plans. Ms. Shane is also entitled to the sum of $1,000 per month as a vehicle allowance. The initial term of her employment agreement is three years, which may be automatically extended for successive one-year terms, unless either party provides the other with 120 days’ prior written notice of its intent to terminate the agreement.

Nick Jennings

On September 2, 2015, we entered into a new employment agreement with Mr. Jennings, which superseded his prior agreement, pursuant to which he continues to serve as our Chief Financial Officer. Mr. Jennings’ annual salary is $132,000, which is reviewed annually. On January 26, 2016, we issued Mr. Jennings a five-year warrant to purchase up to 12,500 shares of common stock at an exercise price of $4.40 per share. The agreement also provided for the issuance of an additional five-year warrant to purchase 12,500 shares of common stock in 2016, however, this provision was modified to grant a salary increase in lieu of the options. In January 2018, Mr. Jennings’ annual salary was increased to $155,000 per year. Mr. Jennings is also entitled to additional equity compensation based upon superior performance of his responsibilities, as determined by the Board in its sole discretion. The agreement also provides that we will reimburse Mr. Jennings for certain business and entertainment expenses. In the event of a change in control of the Company that results in his termination for any reason, Mr. Jennings will be entitled to a lump sum payment of one year’s salary and all equity awards will be accelerated and fully vested. In the event his employment is terminated other than for cause other than in connection with a change in control, Mr. Jennings will receive an amount equal to his annual salary as of such termination date after the second employment anniversary. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table sets forth certain information with respect to outstanding warrants and options to purchase Common Stock previously awarded to our named executive officers as of December 31, 2019.

Name	Number of Securities Underlying Unexercised Warrants / Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Warrants / Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Warrants (#)	Exercise Price(1) ($)	Expiration Date
Halden S. Shane	250,000(2)	—	—	$2.40	2/11/2021
	31,250(3)	—	—	$4.00	3/31/2021
	31,250(4)	—	—	$3.36	6/30/2021
	31,250(5)	—	—	$2.56	9/30/2021
	31,250(6)	—	—	$2.16	12/30/2021
	31,250(7)	—	—	$0.80	7/17/2022
	437,500(8)	—	—	$0.96	12/22/2022
	31,250(9)	—	—	$0.64	11/19/2023
	125,000(10)	—	—	$0.80	1/26/2024
Elissa J. Shane	12,500(11)	—	—	$0.96	1/5/2023
	31,250(12)	—	—	$0.88	1/03/2024
Nick Jennings	25,000(13)	—	—	$2.40	10/1/2021
	12,500(14)	—	—	$4.40	1/26/2021
	6,250(15)	—	—	$0.80	1/26/2025
____________________
(1)
Reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(2)
Warrants vested in increments of 12,500 on February 11, 2014, February 11, 2015, and February 11, 2016 and have a term of five years.

(3)
Warrants vested on March 31, 2016 and have a term of five years.

(4)
Warrants vested on June 30, 2016 and have a term of five years.

(5)
Warrants vested on September 30, 2016 and have a term of five years.

(6)
Warrants vested on December 30, 2016 and have a term of five years.

(7)
Warrants vested on July 17, 2017 and have a term of five years.

(8)
Warrants vested on December 22, 2017 and have a term of five years.

(9)
Warrants vested on November 19, 2018 and have a term of five years

(10)
Warrants vested on January 26, 2019 and have a term of five years

(11)
Options pursuant to the 2016 Plan vested on January 5, 2018 and have a term of five years.

(12)
Options pursuant to the 2016 Plan vested on January 3, 2019 and have a term of five years.

(13)
Warrants vested in increments of 12,500 on October 1, 2015 and October 1, 2016 and have a term of five years.

(14)
Warrants vested on January 26, 2019 and have a term of five years.

(15)
Options pursuant to the 2016 Plan vested on January 5, 2018 and have a term of five years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Company Policies and Procedures

Although the Board has not adopted a written policy or procedure for the review, approval and ratification of related person transactions, the charter of the Audit Committee provides that the Audit Committee is responsible for reviewing and approving, on an ongoing basis, any proposed transaction with any related person for which disclosure and/or approval is required under applicable law, including pursuant to rules promulgated by the SEC. Currently, this review and approval requirement applies to any transaction to which we will be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers; (b) any director nominee; (c) any security holder who is known to us to own, of record or beneficially, five percent or greater of any class of our voting securities; or (d) any member of the immediate family (as defined in Item 404 of Regulation S-K) of any of the persons described in the foregoing clauses (a)–(c).

In the event that management becomes aware of any related party transaction, management will present information regarding such transaction to the Audit Committee for review and approval. In addition, the Audit Committee periodically reviews and considers with management the disclosure requirements relating to transactions with related persons and the potential existence of any such transaction.

Transactions with Related Persons

None.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain one compensation plan, the 2016 Equity Compensation Plan (the “2016 Plan”). The 2016 Plan was approved by the Board on January 29, 2016, and received shareholder approval on July 12, 2017. The 2016 Plan authorizes the issuance of 625,000 shares of Common Stock, reflecting a 1-for-8 reverse stock split effected on September 20, 2020. On August 25, 2015, the Board terminated our 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”), which we had maintained previously and which our shareholders had approved. Accordingly, we will issue future awards under the 2016 Plan.

The following table provides information as of December 31, 2019 with respect to compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	77,500	$4.16	435,000(3)
Equity compensation plans not approved by security holders	1,453,125(2)	$3.20	—
Total	1,530,625	$2.88	—
____________________
(1)
Reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

(2)
Represents shares of common stock issuable upon the exercise of warrants issued to executive officers, employees and consultants in exchange for services rendered.

(3)
On July 7, 2017, the 2016 Plan received shareholder approval, which permits the grant up to 625,000 shares of common stock.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Wolinetz, Lafazan & Company, P.C. has served in this capacity for each of the twelve years ended December 31, 2019. During the twelve fiscal years ended December 31, 2019, there were no disagreements between us and Wolinetz, Lafazan & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Wolinetz, Lafazan & Company, P.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm to our shareholders for ratification as a matter of good corporate practice. No determination has been made as to what action the Board or the Audit Committee would take if shareholders do not ratify the appointment. Even if the appointment is ratified, however, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interests of our shareholders.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services provided by Wolinetz, Lafazan & Company, P.C. during the 2019 and 2018 fiscal years:

	For the Fiscal Years Ended December 31,
	2019	2018
Audit Fees(1)	$122,000	$108,000
Total	$122,000	$108,000
____________________
(1)
Audit fees represent the professional services rendered for the audit of our annual financial statements and the review of our financial statements included in quarterly reports, along with services normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures of the Audit Committee

Consistent with the rules and regulations promulgated by the SEC, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses. Prior to engaging its accountants to perform particular services, the Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

Vote Required

The affirmative vote of a majority of the shares virtually present or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2 is required for the approval thereof. Abstentions will have the same effect as votes against this Proposal 2.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WOLINETZ, LAFAZAN & COMPANY, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3:

AMENDMENT AND RESTATEMENT OF THE TOMI ENVIRONMENTAL SERVICES, INC. 2016 EQUITY INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,375,000 SHARES, FROM 625,000 SHARES TO 2,000,000 SHARES

We are asking our shareholders to approve an amended and restated version of the of the TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan (the “2016 Plan”) solely to increase the maximum number of shares of Common Stock authorized for issuance thereunder by 1,375,000 shares, from 625,000 shares to 2,000,000 shares. The 2016 Plan was initially adopted in 2016. Subject to our shareholders’ approval at the Annual Meeting, the Board adopted an amended and restated version of the 2016 Plan (the “Amended 2016 Plan”) based on the recommendation of the Compensation Committee of the Board (the “Compensation Committee”). If approved by our shareholders, the Amended 2016 Plan will replace the current version of the 2016 Plan (the “Existing 2016 Plan”).

The Amended 2016 Plan would increase the maximum number of shares of Common Stock authorized for issuance thereunder by 1,375,000 shares, from 625,000 shares to 2,000,000 shares. As of December 1, 2020, 322,000 shares of Common Stock remained available for future grants under the 2016 Plan. The Board believes that the proposed increase is necessary to ensure that the Company has a sufficient reserve of shares available to attract and retain the services of key individuals essential to the Company’s long-term growth and success. The amendment would not make any other changes to the existing 2016 Plan. A copy of the Amended Plan is attached to this Proxy Statement as Appendix A, and the discussion in this proposal is qualified in its entirety by the full text of the Amended Plan.

As further described below, the Amended 2016 Plan would provide for grants of equity awards to officers, employees and Directors who are employees of the Company and its subsidiaries, as well as directors who are not employees of the Company or its subsidiaries and consultants. Because certain of our directors and executive officers may be eligible to receive awards under the Amended 2016 Plan, such directors and executive officers may be considered to have an interest in this proposal.

The objectives of the Amended 2016 Plan are to optimize our profitability and growth through incentives that are consistent with our goals and that link the personal interests of our Amended 2016 Plan participants to those of our shareholders, to provide our Amended 2016 Plan participants with an incentive for excellence in individual performance, and to promote teamwork among our Amended 2016 Plan participants. We believe that increasing the number of shares available for issuance under the Amended 2016 Plan is necessary in order to allow us to continue to utilize equity awards to retain and attract the services of key individuals essential to our long-term growth and financial success and to further align their interests with those of our shareholders. We rely on equity awards to retain and attract key employees and non-employee Board members and believe that equity incentives are necessary for us to remain competitive with regard to retaining and attracting highly qualified individuals upon whom, in large measure, our future growth and success depends. The availability of an adequate number of shares available for issuance under the Amended 2016 Plan is an important factor in fulfilling these purposes.

We expect the number of shares of our common stock to be reserved for issuance under the Amended 2016 Plan to be sufficient to permit us to continue granting equity-based compensation at appropriate levels for the next five years. The following factors were considered by the Compensation Committee and the Board when determining the number of shares of Common Stock to reserve for issuance under the Amended 2016 Plan:

●
Historical Grant Practices. The Compensation Committee and the Board considered the number of equity awards that we granted in the last three fiscal years. In fiscal years 2017, 2018, and 2019, we granted equity awards covering 25,000 shares, 52,500 shares, and 87,500 shares of Common Stock, respectively, for a total of approximately 165,000 shares over that three-year period.

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Forecasted Grants. The Compensation Committee and the Board reviewed a forecast that considered the following factors in order to project the rate at which shares of Common Stock will be issued under the Amended 2016 Plan: (i) the shares of Common Stock available for issuance in the form of new grants under the 2016 Plan, and (ii) forecasted future grants, determined based on our stock price and the competitive dollar value to be delivered to the participant. However, we determine the size of equity awards to be granted based on such value, and therefore, our actual share usage could deviate significantly from our forecasted share usage if our stock price on the date the award is granted is significantly different from the stock price assumed in the forecast. For example, if our stock price on the date the award is granted is significantly lower than the stock price assumed in the forecast, we would need a larger number of shares than the number projected by the forecast in order to deliver the same value to participants.

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Number of Shares Remaining under the 2016 Plan. As of December 1, 2020, 322,000 shares of Common Stock remained available for future grants under the 2016 Plan. As of the same date, the total number of shares of Common Stock covered by outstanding equity awards under our existing stock incentive plans was 127,500, which consisted of 96,250 shares of Common Stock subject to outstanding unexercised options (with a weighted average exercise price of $1.34 and a weighted average term of 5.7 years) and 31,250 shares of Common Stock subject to outstanding unexercised warrants (with an exercise price of $6.17 and a term of 10 years).

If our shareholders do not approve the proposed increase in shares, we will continue to grant equity awards under the terms of the 2016 Plan as currently in effect.

Summary of the Amended 2016 Plan

The following paragraphs provide a summary of the main features of the Amended 2016 Plan and its operation. However, this summary does not provide a complete description of all of the Amended 2016 Plan’s provisions and is qualified in its entirety by the specific language of the Amended 2016 Plan. A copy of the Amended 2016 Plan is provided as Appendix A to this Proxy Statement.

Purpose

Our success depends, in large measure, on our ability to recruit and retain the services of individuals with outstanding ability and experience. We also believe there is a need to align the interests of our shareholders and such individuals by encouraging such ownership by such individuals of our stock and to motivate them with compensation conditioned upon their achievement of our financial goals. The objectives of the Amended 2016 Plan are to optimize our profitability and growth through incentives that are consistent with our goals and that link the personal interests of our Amended 2016 Plan participants to those of our shareholders, to provide our Amended 2016 Plan participants with an incentive for excellence in individual performance, and to promote teamwork among our Amended 2016 Plan participants.

Administration

The Amended 2016 Plan is administered either by the full Board or by a committee of the Board, if designated by the Board (either the full Board or the committee is referred to hereinafter as the “Committee”). As permitted by law, the Committee may delegate its authority. The Committee must consist of no fewer than two members of the Board who are non-employee Directors as defined by Rule 16b-3 under the Exchange Act and meet certain other independence requirements. The Committee serves at the pleasure of the Board. The Committee acts by majority vote of all members taken at a meeting of the Committee at which a quorum of members is present or by the written affirmation of all of its members without a meeting. A quorum consists of a majority of the directors being present at the meeting.

Except as otherwise limited by law or by our Restated Articles of Incorporation or bylaws, the Committee has full power to select individuals who will participate in the Amended 2016 Plan, determine the sizes and types of awards under the Amended 2016 Plan, determine the terms and conditions of awards in a manner consistent with the Amended 2016 Plan, and construe and interpret the Amended 2016 Plan and any agreement entered into under the Amended 2016 Plan. The Committee may permit or require a participant to defer his or her receipt of the payment of cash or the delivery of shares of our Common Stock that would otherwise be due to that participant by virtue of the exercise of an option or SAR, the lapse or waiver of restrictions with respect to restricted stock or RSUs, or the satisfaction of any requirements or goals with respect to performance units/shares. If a deferral election is required or permitted, the Committee, in its sole discretion, will establish rules and procedures for the payment deferrals, provided that such deferrals will be in compliance with the rules applicable to non-qualified deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Further, the Committee may make all other determinations which may be necessary or advisable for the administration of the Amended 2016 Plan.

All determinations and decisions made by the Committee under the provisions of the Amended 2016 Plan and all related orders and resolutions of the Board will be final, conclusive and binding on all persons, including our shareholders, Directors, employees, participants and their estates and beneficiaries, and us.

Eligibility

Officers, employees and directors who are employees of the Company and its subsidiaries are eligible to participate in all forms of awards under the Amended 2016 Plan. The Amended 2016 Plan defines “employee” as any full-time, active employee of ours or one of our subsidiaries. As of December 1, 2020, we had approximately 26 employees (including one employee director), two consultants and four non-employee directors, all of whom would be eligible to participate in the Amended 2016 Plan on the basis that participation would further the goals of the Amended 2016 Plan. On November 30, 2020, the closing price of a share of our Common Stock on The Nasdaq Capital Market was $4.89.

Directors who are not employees of the Company or its subsidiaries and consultants are eligible to participate in all forms of award under the Amended 2016 Plan, except for incentive stock options, performance shares and performance units.

Stock Available for Issuance under the Amended 2016 Plan

Subject to the adjustment provisions contained in the Amended 2016 Plan, our shareholders are being asked to approve an increase in the maximum number of shares of Common Stock authorized for issuance under the Amended 2016 Plan of 1,375,000 shares. If approved, the total number of shares of Common Stock that will be authorized for issuance under the Amended 2016 Plan will be 2,000,000 shares. Shares issued under the Amended 2016 Plan may be either authorized but unissued shares, treasury shares or any combination thereof. Provisions in the Amended 2016 Plan permit the reuse or reissuance by the Amended 2016 Plan of shares of Common Stock for numerous reasons, including, but not limited to, shares of Common Stock underlying canceled, expired, or forfeited awards of stock-based compensation and stock appreciation rights paid out in the form of cash, as well as shares withheld by the Company to cover taxes related to an award. Stock-based compensation will typically be awarded in consideration for the future performance of services to the Company. All recipients of awards under the Amended 2016 Plan are required to enter into award agreements with the Company at the time of the award; awards under the Amended 2016 Plan are expressly conditioned upon such agreements.

Description of Awards under the Amended 2016 Plan

Awards to Company Employees. Under the Amended 2016 Plan, the Committee may award to eligible employees incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares.

Awards to Non-Employees. The Committee may award to non-employees, including non-employee directors, non-qualified stock options, SARs, restricted stock and restricted stock units.

Stock Options

The Amended 2016 Plan allows the Committee to award incentive stock options (“ISOs”), which are intended to comply with Section 422 of the Code, or nonqualified stock options (“NQSOs”), which are not intended to comply with Section 422 of the Code. The exercise price of an option may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. The Amended 2016 Plan defines “fair market value” as the closing sale price of our Common Stock on the national securities exchange on which the shares are traded or, if the Shares are publicly traded but not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal or, if none of the foregoing is applicable to the valuation in question, the value will be determined by the Committee in good faith. If an award of stock options is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares which may be subject to stock options granted in any calendar year to any one participant who is a “covered employee” is 31,250.

Options granted to employees under the Amended 2016 Plan will expire at such times as the Committee determines at the time of the grant; provided, however, that no option will be exercisable later than ten years after the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant’s employment with the Company. The termination provisions will be determined within the discretion of the Committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, unless the terms of the award agreement otherwise provide for a shorter exercise period, ISOs must be exercised within three months after an employee’s termination of employment. However, if the termination is due to disability (as defined under Code Section 22(e)(3)), the ISOs must be exercised within one year after an employee’s termination of employment. If the termination is due to death, the ISOs may be exercised at any time during the option term. Subject to the specific terms of the Amended 2016 Plan, the Committee will have discretion to set such additional limitations on such grants as it deems appropriate. The award agreement will reflect these limitations.

Upon the exercise of an option granted under the Amended 2016 Plan, the option price is payable in full to the Company, either: (a) in cash or its equivalent, (b) if permitted in the award agreement, by tendering shares having a fair market value at the time of exercise equal to the total option price (provided that such shares have been held by the optionee for at least six months prior to their tender) or (c) by any combination of the foregoing methods of payment. The Committee may also allow options granted under the Amended 2016 Plan to be exercised by a cashless exercise through a broker, as permitted under Federal Reserve Board Regulation T, or any other means the Committee determines to be consistent with the Amended 2016 Plan’s purpose and applicable law, including by cashless exercise directly with the Company whereby the Company, following its receipt of the participant’s notice of exercise, would withhold the proper number of Company shares which would have a fair market value on the date of exercise equal to the option exercise price.

Stock Appreciation Rights

The Committee may award stock appreciation rights (“SARs”) under the Amended 2016 Plan upon such terms and conditions as it may establish. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in shares of Common Stock of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of payment for the exercised SAR will be set forth in the award agreement. The Committee may award either (i) freestanding SARs, which are SARs granted as an independent instrument and are not granted in conjunction with any stock options, or (ii) SARs in tandem with stock options (a “tandem SAR”). A tandem SAR entitles the participant to exercise it as an option or as an SAR. The election of one type of exercise prevents it from being exercised as the other type. A tandem SAR may not be granted to a non-employee Director unless the related option is a NQSO. The exercise price of a freestanding SAR will equal the fair market value of a share of Common Stock on the date of grant, whereas the exercise price of a tandem SAR issued in connection with a stock option will equal the option price of the related option. If an award of SARs is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares which may be subject to SARs awarded in any calendar year to any one participant who is a “covered employee” is 31,250.

The Committee will determine in its discretion the term of an SAR granted under the Amended 2016 Plan. Each award agreement will set forth the extent to which the participant will have the right to exercise the SAR following termination of the participant’s employment with the Company. The termination provisions will be determined by the Committee in its sole discretion, need not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment. The term of an SAR may not exceed ten years from the date of grant. Therefore, no SAR may be exercisable later than ten years after the date of award.

Except as otherwise limited by the Amended 2016 Plan, freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them. The Committee will determine the number of shares of Common Stock covered by and the exercise period of the SAR. Upon exercise of a freestanding SAR, the participant will receive an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price, multiplied by the number of shares of stock exercised under the SAR.

In the case of a tandem SAR, the Committee may determine the exercise period of the SAR, except that the exercise period may not exceed that of the related option. The participant may exercise the tandem SAR when the option is exercisable and receive on exercise an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the option purchase price, multiplied by the number of shares of stock covered by the surrendered option. Upon exercise of an SAR awarded in tandem with a stock option, the number of shares of our Common Stock for which the related option was exercisable will be reduced by the number of shares for which the SAR was exercised.

Notwithstanding any other provision of this Amended 2016 Plan to the contrary, with respect to a tandem SAR granted in connection with an ISO (i) the tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the tandem SAR may be for no more than 100% of the difference between the option price of the underlying ISO and the fair market value of the shares subject to the underlying ISO at the time the tandem SAR is exercised; and (iii) the tandem SAR may be exercised only when the fair market value of the shares subject to the ISO exceeds the option price of the ISO.

Restricted Stock

The Committee may impose restrictions and conditions as to awards of shares of restricted stock as it deems advisable. As specified in the relevant award agreement, restrictions may include a requirement that participants pay a stipulated purchase price for each share of restricted stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

We may retain in our possession the certificates representing shares of restricted stock until the time when all conditions and/or restrictions applicable to those shares awarded under the Amended 2016 Plan have been satisfied. Generally, shares of restricted stock covered by each restricted stock grant made under the Amended 2016 Plan will become freely transferable by the participant following the last day of the applicable period of restriction. However, even after the satisfaction of the restrictions and conditions imposed by the Amended 2016 Plan and the particular award agreement, shares owned by an affiliate of the Company will be subject to restrictions on transfer under the Securities Act of 1933, as amended.

Awards to Employees. The Committee may choose to award shares of restricted stock under the Amended 2016 Plan upon such terms and conditions as it may establish. If an award of restricted stock is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares which may be granted in the form of restricted stock in any one calendar year to any one participant who is a “covered employee” is 31,250. The award agreement will specify the period(s) of restriction, the number of shares of restricted stock granted, requirements that a participant pay a stipulated purchase price for each share, restrictions based upon the achievement of specific performance objectives, other restrictions governing the subject award and/or restrictions under applicable federal or state securities laws. Recipients may have the right to vote these shares from the date of grant, as determined by the Committee on the date of award. As determined by the Committee on the date of award, participants may receive dividends on their shares of restricted stock. Dividends accrued on restricted stock will be paid only if the restricted stock vests.

Each award agreement for restricted stock will specify the extent to which the participant will have the right, if any, to retain unvested restricted stock following termination of the participant’s employment with the Company. In its sole discretion, the Committee will make these determinations; these provisions need not be uniform among all awards of restricted stock issued under the Amended 2016 Plan and may reflect distinctions based on reasons for termination of employment. Except in the case of terminations by reason of death or disability, restricted stock, which is intended to qualify for performance-based compensation under Section 162(m) and which is held by “covered employees” under Section 162(m), will be forfeited by the participant to the Company upon termination of employment.

Awards to Non-Employee Directors. Restricted stock awards to non-employee Directors will be subject to the restrictions for a period (the “Restricted Period”), which will commence upon the date when the restricted stock is awarded and will end on the earliest of the first to occur of the following:

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the retirement of the non-employee Director from the Board in compliance with the Board’s retirement policy as then in effect;

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the termination of the non-employee Director’s service on the Board as a result of the non-employee Director’s not being nominated for reelection by the Board;

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the termination of the non-employee Director’s service on the Board because of the non-employee Director’s resignation or failure to stand for reelection with the consent of the Board (which means approval by at least 80% of the Directors voting, with the affected non-employee Director abstaining);

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the termination of the non-employee Director’s service on the Board because the non-employee Director, although nominated for reelection by the Board, is not reelected by the shareholders;

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the termination of the non-employee Director’s service on the Board because of (i) the non-employee Director’s resignation at the request of the Nominating and Governance Committee of the Board, (ii) the non-employee Director’s removal by action of the shareholders or by the Board, or (iii) a Change in Control of the Company, as defined in the Amended 2016 Plan;

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the termination of the non-employee Director’s service on the Board because of disability or death; or

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the vesting of the award.

As of the date specified by the Committee, each non-employee Director will be awarded that number of shares of restricted stock as determined by the Board, after consideration of the recommendations of the Committee. A non-employee Director who is first elected to the Board on a date subsequent to the date so specified will be awarded that number of shares of restricted stock as determined by the Board, after consideration of the recommendations of the Committee. The amount of the award for the upcoming Amended 2016 Plan year will be disclosed in the Company’s proxy statement for the Company’s annual meeting of shareholders. The Amended 2016 Plan provides that non-employee Directors receiving restricted stock may have, subject to the provisions of the Amended 2016 Plan, all of the rights of a shareholder with respect to the shares of restricted stock, including the right to vote the shares and receive cash dividends and other cash distributions thereon. If a non-employee Director ceases to be a member of the Board for any other reason, including removal or resignation for “Cause,” as defined in the Amended 2016 Plan, the non-employee Director will forfeit to the Company all restricted stock awarded to him or her for which the Restricted Period has not ended.

Restricted Stock Units

The Committee may award restricted stock units (“RSUs”). Each RSU will have a value equal to the fair market value of a share of the Company’s Common Stock on the date of grant. The maximum aggregate award of RSUs to any one participant who is a “covered employee” during any one fiscal year will be equal to the fair market value of 31,250 shares; provided, further, that the maximum aggregate award of restricted stock and RSUs for any one fiscal year will be coordinated so that in no event will any one participant be awarded more than the fair market value of 31,250 shares taking into account all such awards. In its discretion, the Committee may impose conditions and restrictions on RSUs, as specified in the RSU award agreement, including restrictions based upon the achievement of specific performance goals and time-based restrictions on vesting. As determined by the Committee at the time of the award, settlement of vested RSUs may be made in the form of cash, shares of Company stock, or a combination of cash and Company stock. Settlement of vested RSUs will be in a lump sum as soon as practicable after the vesting date. The amount of the settlement will equal the fair market value of the RSUs on the vesting date. Each RSU will be credited with an amount equal to the dividends paid on a share of Company stock between the date of award and the date the RSU is paid to the participant, if at all. Dividend equivalents will vest, if at all, upon the same terms and conditions governing the vesting of the RSUs under the Amended 2016 Plan. Payment of the dividend equivalent will be paid at the same time as payment of the RSU. The holders of RSUs will have no voting rights.

Each award agreement for RSUs will specify the extent to which the participant will have the right, if any, to retain unvested RSUs following termination of the participant’s employment with the Company or, in the case of a non-employee Director, service with the Board. In its sole discretion, the Committee will make these determinations; these provisions need not be uniform among all awards of RSUs issued under the Amended 2016 Plan and may reflect distinctions based on reasons for termination of employment or, in the case of a non-employee Director, service with the Board. Except in the case of terminations by reason of death or disability, RSUs awarded to participants who are “covered employees” and which are intended to qualify as performance-based compensation under Section 162(m), will be forfeited by the participant to the Company.

Performance Units/Performance Shares

The Committee has the discretion to award performance units and performance shares under the Amended 2016 Plan upon such terms and conditions as it may establish, as evidenced in the relevant award agreement. If an award of performance units or performance shares is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum aggregate payout for awards of performance shares which may be granted in any one calendar year to any one participant who is a “covered employee” will be the fair market value of 31,250 shares, whereas the maximum aggregate payout for awards of performance units which may be granted in any one calendar year to any one participant will be $1,500,000. Performance units will have an initial value as determined by the Committee, whereas performance shares will have an initial value equal to one share of Common Stock on the date of award. At the time of the award of the performance units or shares, the Committee in its discretion will establish performance goals which, depending on the extent to which they are met, will determine the number and/or value of performance units or shares that will be paid out to the participant. Under the terms of the Amended 2016 Plan, after the applicable performance period has ended, the holder of performance units or shares will be entitled to receive payout on the number and value of performance units or shares earned by the participant over the performance period. The payout on the number and value of the performance units and performance shares will be a function of the extent to which corresponding performance goals are met.

Payment of performance shares and performance units will be made in a single lump sum following the close of the applicable performance period. Upon satisfaction of the specified performance goals, the Committee will pay the earned performance shares in shares of Common Stock. In its discretion, the Committee may pay earned performance units in cash, in shares of Company stock or in a combination of cash and stock, which will have an aggregate fair market value equal to the value of the earned performance share or performance unit at the close of the applicable performance period. Participants will not be entitled to dividend or voting rights with respect to any performance shares or performance units earned but not yet distributed to a participant. Unless otherwise determined by the Committee, in the case of death or disability during the performance period, the participant, or his or her estate, will not be entitled to receive any payout of the performance shares or performance units. In the case of any other termination of the participant’s employment during the performance period, all performance shares and performance units intended to qualify as performance-based compensation will be forfeited by the participant.

Performance Measures

The Committee may grant awards under the Amended 2016 Plan to eligible individuals, subject to the attainment of certain performance measures specified in the award agreement. The number of performance-based awards granted to an individual in any year is determined by the Committee in its sole discretion, subject to the maximum awards set forth in the Amended 2016 Plan and as summarized above.

The value of each performance-based award will be determined solely upon the achievement of certain pre-established objective performance goals during each performance period. The duration of a performance period will be established by the Committee. The Committee will establish, in writing, the objective performance goals applicable to the valuation of performance-based awards granted in each performance period, the performance measures which will be used to determine the achievement of those performance goals, and any formulas or methods to be used to determine the value of the performance-based awards. The performance measures may be measured at the Company level, a subsidiary or affiliate level or an operating unit level. Under the Amended 2016 Plan, the Committee may utilize any of the following measures of performance: net income either before or after income taxes, including adjusted net income; share price; earnings per share (basic or diluted); total shareholder return; return on assets; return on equity; operating income; return on capital or investment; cash flow or adjusted cash flow from operations; economic value added or adjusted cash flow per share of Company stock (net income plus or minus change in operating assets and liabilities); debt level; cost reduction targets, and equity ratios. The value of performance-based awards may be based on absolute measures or on a comparison of the Company’s financial measures during a performance period to the financial measures of a group of competitors.

Following the end of a performance period, the Committee will determine the value of the performance-based awards granted for the period based on the attainment of the pre-established objective performance goals. The Committee will also have discretion to reduce (but, in the case of awards to “covered employees” intended to qualify as performance-based compensation under Section 162(m), not to increase) the value of a performance-based award. The Committee will certify, in writing, that the award is based on the degree of attainment of the pre-established objective performance goals. As soon as practicable thereafter, payment of the awards to participants will be made in the form of shares of Common Stock and/or cash, as applicable.

Conditions to Award Payments

The rights of a participant under the Amended 2016 Plan will be governed by the terms, conditions and requirements of the Amended 2016 Plan and of the award agreement relating to the participant’s award(s) under the Amended 2016 Plan. With respect to participants who are employees, if such participant terminates employment with the Company for any reason other than death while any award under the Amended 2016 Plan remains outstanding, that participant will receive such shares or benefit only if, during the entire period from his or her date of termination to the date of such receipt, the participant consults and cooperates with the Company on matters under his or her supervision during the participant’s employment.

Adjustment and Amendments

The Amended 2016 Plan provides for appropriate adjustments in the number of shares of Company stock subject to awards and available for future awards in the event of changes in outstanding Common Stock by reason of a merger, stock split, stock dividend, or certain other events.

The Amended 2016 Plan may be modified or amended by the Board at any time and for any purpose which the Board deems appropriate. However, no such amendment may adversely affect any outstanding awards without the affected holder’s consent. No amendment may, without shareholder approval, (i) materially increase the benefits earned by participants under the Amended 2016 Plan, (ii) materially increase the number of shares which may be issued under the Amended 2016 Plan or (iii) materially modify the requirements for participation in the Amended 2016 Plan.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs or to cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without shareholder approval.

Change in Control

In the event of a change in control, as defined in the Amended 2016 Plan, generally all options and SARs granted under the Amended 2016 Plan will become immediately exercisable; and restriction periods and other restrictions imposed on restricted stock and RSUs which are not intended to qualify as performance-based compensation under Section 162(m) under the Code will lapse. Any award intended to qualify as performance-based under Section 162(m) must be earned in accordance with the applicable award agreement.

Non-transferability

No award under the Amended 2016 Plan may be sold, transferred, pledged, assigned or otherwise transferred in any manner by a participant except by will or by the laws of descent and distribution; and any award will be exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative. These limitations may be waived by the Committee, subject to restrictions imposed under the SEC’s short-swing trading rules and federal tax requirements relating to incentive stock options.

Duration of the Amended 2016 Plan

The Amended 2016 Plan will remain in effect until all shares subject to the Amended 2016 Plan have been purchased or acquired under the terms of the Amended 2016 Plan, and all performance periods for performance-based awards granted under the Amended 2016 Plan have been completed. However, no award is permitted to be granted under the Amended 2016 Plan on or after January 29, 2026. The Board, upon recommendation of the Committee, may at any time amend, suspend or terminate the Amended 2016 Plan in whole or in part for any purpose the Committee deems appropriate, subject, however, to the limitations referenced in “Adjustment and Amendments,” above.

New Plan Benefits

A new plan benefits table for the Amended 2016 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Amended 2016 Plan, if the Amended 2016 Plan were then in effect, as described in the SEC proxy rules, are not provided because all awards made under the Amended 2016 Plan will be made at the Committee’s discretion, subject to the terms and conditions of the Amended 2016 Plan. Therefore, the benefits and amounts that will be received or allocated under the Amended 2016 Plan are not determinable at this time.

Existing Plan Benefits to Employees and Directors

The number of awards that an employee, director, or consultant may receive under the Amended 2016 Plan is in the discretion of the administrator and therefore cannot be determined in advance. The following table sets forth: (i) the aggregate number of shares of Common Stock granted under the existing 2016 Plan during the fiscal year ended December 31, 2019 to each of: (a) our named executive officers; (b) executive officers, as a group; (c) directors who are not employees, as a group; (ii) the grant date fair value of such stock option awards; and (iii) the average per share exercise price of such stock option awards.

	Number of Shares Granted	Average Per Share Exercise Price of Option Grants	Dollar Value of Options and Restricted Stock Awards(1)
Halden S. Shane, Chief Executive Officer and Chairman of the Board	—	—	—
Elissa J. Shane, Chief Operating Officer (2)	31,250	$0.88	$23,595
Nick Jennings, Chief Financial Officer (3)	6,250	$0.80	$4,483
Executive officers as a group	37,500	—	$28,078
Non-employee director group(4)	50,000	—	$48,000
Non-executive officers employee group	—	—	—
____________________
(1)
The amounts shown in this column represent the aggregate grant date fair value of stock option awards granted during the year computed in accordance with FASB ASC Topic 718.
(2)
During the year ended December 31, 2019, we issued Ms. Shane a fully-vested option to purchase an aggregate of 31,250 shares of Common Stock as executive compensation. The exercise price of the option was $0.88 per share. Utilizing the Black-Scholes pricing model, we determined the fair value of the option issued to Ms. Shane was approximately $23,595, with the following assumptions: volatility, 135%; expected dividend yield, 0%; risk free interest rate, 1.64%; and a life of 5 years. The grant date fair value of each share of Common Stock underlying the option was $0.72. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.
(3)
During the year ended December 31, 2019, we issued Mr. Jennings fully-vested options to purchase an aggregate of 6,250 shares of Common Stock as executive compensation. The exercise price of the option was $0.80 per share. Utilizing the Black-Scholes pricing model, we determined the fair value of the option issued to Mr. Jennings was $4,483, with the following assumptions: volatility, 143%; expected dividend yield, 0%; risk free interest rate, 2.58%; and a life of 5 years. The grant date fair value of each share of Common Stock underlying the options was $0.72. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.
(4)
During the year ended December 31, 2019, we issued to Messrs. Paul and Johnsen and Ms. Anderson and Dr. Lim stock grants of our Common Stock at an aggregate of 12,500 shares of Common Stock each as director compensation totaling 50,000 total shares of Common Stock. We determined the fair value of the stock grants to be $48,000. This discussion reflects the 1-for-8 reverse stock split of our Common Stock and Series A Preferred Stock effected on September 10, 2020.

Certain Federal Income Tax Consequences

The following description of the material federal income tax consequences of awards under the Amended 2016 Plan is a general summary. State, local, and other taxes may also be imposed in connection with awards. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the Amended 2016 Plan or upon any of our participants, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. This discussion is not intended as tax guidance to individuals who participate in the Amended 2016 Plan. Because of the complexities involved in the application of federal, state, and local tax laws to specific circumstances, and the uncertainties as to possible future changes in the tax laws, it is strongly urged that each participant consult a tax advisor with respect to that person’s own situation.

Options

With respect to options which qualify as ISOs, a participant under the Amended 2016 Plan will not recognize income for federal income tax purposes at the time options are granted or exercised, and the Company will not be entitled to a deduction with respect to the granting or exercise of such an option except in the limited circumstances discussed below. However, for purposes of the alternative minimum tax, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient’s alternative minimum tax. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the “holding periods”), the participant will recognize in the year of disposition: (a) ordinary income, to the extent the lesser of either (1) the fair market value of the shares on the date of option exercise or (2) the amount realized on disposition, exceeds the option price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. In addition, if the holding periods are not met, the Company will be entitled to a deduction corresponding to the ordinary income amount recognized by the participant. If the shares are sold after expiration of the holding periods, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount realized on disposition and the option price.

With respect to NQSOs, the participant will not recognize any income and the Company will not be entitled to a deduction upon grant of the option. Upon exercise, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

SARs

The recipient of a grant of SARs will not realize taxable income and the Company will not be entitled to a federal income tax deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income, and the Company will generally be entitled to a corresponding deduction, equal to the amount of cash received.

Restricted Stock

A participant holding restricted stock will realize, at the time the shares vest, ordinary income in an amount equal to the fair market value of the shares and any cash received attributable to credited dividends at the time of vesting, and the Company will generally be entitled to a corresponding deduction for federal income tax purposes.

RSUs

A participant holding RSUs will, at the time the RSUs vest, receive a distribution and realize ordinary income in an amount equal to the distribution (which will be a single lump sum payment in cash or stock equal to the fair market value of the units held by the participant). The Company will be entitled to a corresponding deduction for federal income tax purposes.

Performance Units and Performance Shares

The recipient of an award of performance units or performance shares will not realize taxable income and the Company will not be entitled to a deduction with respect to such award on the date of such grant. Upon the payout of such award after the close of the performance period, the recipient will realize ordinary income and the Company will generally be entitled to a corresponding deduction equal to the amount of cash or the fair market value of the stock received.

Section 409A

Notwithstanding any contrary provision in the Amended 2016 Plan, each provision in the Amended 2016 Plan that otherwise relates to nonqualified deferred compensation benefits will be interpreted to permit the deferral of compensation and the payment of deferred amounts in accordance with Section 409A of the Code, to the extent applicable.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE AMENDED 2016 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Vote Required

The affirmative vote of a majority of the shares virtually present or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 3 is required for the approval thereof. Abstentions will have the same effect as votes against this Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2016 PLAN.

PROPOSAL 4:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and narratives accompanying those tables).

The principal elements of our executive compensation are base salary and stock incentive plan awards. While base salary is generally included as an element of compensation of our executive officers in every year, the granting of stock incentive awards, as well as bonuses and perquisites, is determined on a case-by-case basis. We believe that this compensation structure has served us well and reflects our philosophy of fairness to our employees and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board requests your advisory vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this Proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

While this is an advisory vote and, therefore, non-binding, the Compensation Committee values the opinions expressed by shareholders in their vote, and will consider the outcome of the vote in deciding whether any actions are necessary to address concerns raised by the vote and when making future compensation decisions for named executive officers. Abstentions will not be counted as either votes cast for or against this Proposal 4.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES.

OTHER MATTERS

The Board and management do not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the Proxy Holder will vote on such matters in accordance with his best judgment.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

To be considered for inclusion in next year’s Proxy Statement, shareholder proposals must be received at our principal executive offices no later than the close of business on Monday, August 3, 2021, in accordance with Rule 14a-8 promulgated under the Exchange Act. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s Annual Meeting, then, to be considered for inclusion in the Proxy Statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by us in a reasonable amount of time before we begin to send our proxy materials for the 2021 annual meeting.

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the Proxy Statement, we must receive such proposal within a reasonable time before we begin to print and send our proxy materials in connection with such annual meeting. Under Rule 14a-4(c) under the Exchange Act, which governs our use of discretionary proxy voting authority with respect to shareholder proposals that are not included in our proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, if we do not receive the shareholder’s notice of intent to present such a proposal at our 2021 annual meeting within a reasonable time before we begin to print and send our proxy materials in connection with such annual meeting, then our management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the shareholders, without discussion of the matter in the Proxy Statement. However, if the date of our 2021 annual meeting is changed by more than 30 days from the anniversary of this year’s Annual Meeting, then notice will need to be received by us not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we made the first public announcement of the date of such meeting.

Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our Proxy Statement. We reserve the right to exclude shareholder proposals pursuant to SEC rules, or if untimely. If a shareholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the Board concerning such candidate must be furnished within a reasonable time prior to the above deadline for shareholder proposals.

All notices of intention to present a proposal at the 2021 annual meeting should be addressed TOMI Environmental Solutions, Inc., 8430 Spires Way, Suite N, Frederick, Maryland 21701, Attention: Chief Executive Officer, and to ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any shareholder proposal for next year’s annual meeting submitted after the deadlines described above will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote the proxies we receive. For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request TOMI Environmental Solutions, Inc., 8430 Spires Way, Suite N, Frederick, Maryland 21701, Attention: Chief Executive Officer, or by calling us at 1-800-525-1698.

IMPORTANT

Your vote at this year’s Annual Meeting is important, no matter how many or how few shares of Voting Stock you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed proxy card will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Appendix A

TOMI ENVIRONMENTAL SOLUTIONS, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

I.	ESTABLISHMENT, OBJECTIVES AND DURATION	1
II.	DEFINITIONS	1
III.	ADMINISTRATION	6
IV.	SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS	6
V.	ELIGIBILITY AND PARTICIPATION	8
VI.	STOCK OPTIONS	9
VII.	STOCK APPRECIATION RIGHTS	11
VIII.	RESTRICTED STOCK	12
IX.	RESTRICTED STOCK UNITS	15
X.	PERFORMANCE UNITS AND PERFORMANCE SHARES	16
XI.	PERFORMANCE MEASURES	17
XII.	BENEFICIARY DESIGNATION	18
XIII.	DEFERRALS	18
XIV.	RIGHTS OF EMPLOYEES	18
XV.	AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS	19
XVI.	PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON	20
XVII.	CHANGE IN CONTROL	20
XVIII.	TAX PROVISIONS	21
XIX.	INDEMNIFICATION	21
XX.	SUCCESSORS	22
XXI.	LEGAL CONSTRUCTION	22

TOMI ENVIRONMENTAL SOLUTIONS, INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

I. ESTABLISHMENT, OBJECTIVES AND DURATION

A. ESTABLISHMENT OF THE PLAN. TOMI Environmental Solutions, Inc., a Florida corporation (hereinafter referred to as the “Company”), hereby adopts an incentive compensation plan designated as the “TOMI Environmental Solutions, Inc. Amended and Restated 2016 Equity Incentive Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.

Subject to approval by the Company’s stockholders, the Plan shall become effective as of January 29, 2016 (the “Effective Date”). The Plan shall remain in effect as provided in Section I.C hereof.

B. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

It is also intended with respect to the Non-Employee Directors of the Company that the Compensation Committee be able to choose from among Awards of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and RSUs which will (a) permit Non-Employee Directors to increase their ownership and proprietary interest in the Company and enhance their identification with the interests of the Company’s stockholders, (b) provide a means of compensating Non-Employee Directors that will help attract qualified candidates to serve as Non-Employee Directors, and (c) induce incumbent Non-Employee Directors to continue to serve if the Board desires that they remain on the Board.

C. DURATION OF THE PLAN. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XV hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after January 29, 2026.

II. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

A. “AFFILIATE” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

B. “AWARD” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units.

C. “AWARD AGREEMENT” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

D. “BENEFICIAL OWNER” or “BENEFICIAL OWNERSHIP” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

E. “BOARD” or “BOARD OF DIRECTORS” means the Board of Directors of the Company.

F. “CHANGE IN CONTROL” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

1.
the “Beneficial Ownership” of securities as defined in Rule 13d-3 under the Exchange Act representing more than fifty percent (50%) of the combined voting power of the Company is acquired by any “person” as defined in Section 3(a)(9) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

2.
the consummation of a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation other than for the sole purpose of changing the company’s domicile or a recapitalization or reorganization and that results in more than 50% change in stock ownership.

Notwithstanding the foregoing, with respect to any Award subject to Code Section 409A, a “Change in Control” of the Company is deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

3.
Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company.

4.
Change in Effective Control: A change in effective control of the Company occurs only on either of the following dates:

a.
The date any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending in the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company; or

b.
The date a majority of the members of the Board is replaced during any (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election; provided that this paragraph (b) shall apply only to the company for which no other corporation is a majority shareholder.

5.
Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed to satisfy the definition of “Change of Control” as defined under Internal Revenue Code Section 409A and the applicable Treasury Regulations, as amended from time to time.

G. “CODE” means the Internal Revenue Code of 1986, as amended from time to time.

H. “COMPANY” means TOMI Environmental Solutions, Inc., a Florida corporation, including any and all Subsidiaries, and any successor thereto as provided in Article XX herein.

I. “COVERED EMPLOYEE” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

J. “DIRECTOR” means any individual who is a member of the Board of Directors of the Company or any Subsidiary; provided, however, that any Director who is employed by the Company shall be considered an Employee under the Plan.

K. “DISABILITY” with respect to any Award, a Participant shall be considered Disabled if the Participant is considered “disabled” under the Company’s long-term disability plan then in effect, or if none, then if the Participant qualifies to receive disability payments under the federal Social Security Act.

L. “EFFECTIVE DATE” shall mean January 29, 2016.

M. “EMPLOYEE” means any full-time, active employee of the Company or its Subsidiaries. Directors who are not employed by the Company shall not be considered Employees under this Plan.

N. “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

O. “FAIR MARKET VALUE” means, as of any date, the value of a Share determined as follows:

1.
if such Shares then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Shares are listed or admitted to trading as reported in The Wall Street Journal;

2.
if such Shares are publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or

3.
if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.

P. “FREESTANDING SAR” means an SAR that is granted independently of any Options, as described in Article VII herein.

Q. “INCENTIVE STOCK OPTION” or “ISO” means an option to purchase Shares granted under Article VI herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

R. “INSIDER” shall mean an individual who is, on the relevant date, an officer, director or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

S. “NON-EMPLOYEE DIRECTOR” shall mean a Director who is not also an Employee.

T. “NON-QUALIFIED STOCK OPTION” or “NQSO” means an option to purchase Shares granted under Article VI herein and which is not intended to meet the requirements of Code Section 422.

U. “OPTION” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI herein.

V. “OPTION PRICE” means the price at which a Share may be purchased by a Participant pursuant to an Option.

W. “PARTICIPANT” means: (1) an Employee or consultant who has been selected to receive an Award or who has an outstanding Award granted under the Plan; or (2) a Non-Employee Director who has been selected to receive an Award other than an Incentive Stock Option, Performance Share or Performance Unit or who has an outstanding Award other than an Incentive Stock Option, Performance Share or Performance Unit granted under the Plan.

X. “PERFORMANCE-BASED EXCEPTION” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

Y. “PERFORMANCE SHARE” means an Award granted to a Participant (other than a Non-Employee Director), as described in Article X herein, that shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

Z. “PERFORMANCE UNIT” means an Award granted to a Participant (other than a Non-Employee Director), as described in Article X herein, that shall have an initial value that is established by the Committee on the date of grant.

AA. “PERIOD OF RESTRICTION” means the period during which the transfer of Shares of Restricted Stock or Restricted Stock Units is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion, as specified in the Award Agreement), and the Shares are subject to a substantial risk of forfeiture, as provided in Article VIII and Article IX herein.

BB. “PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

CC. “RESTRICTED STOCK” means an Award granted to a Participant pursuant to Article VIII herein.

DD. “RESTRICTED STOCK UNIT” or “RSU” means an award granted to a Participant pursuant to Article IX herein.

EE. “SEPARATION FROM SERVICE” means a termination of employment or other separation from service as described in Code Section 409A and the regulations thereunder.

FF. “SHARES” means the shares of common stock of the Company.

GG. “SPECIFIED EMPLOYEE” means, with respect to the Company or any of its Subsidiaries, and determined as of the date of an individual’s separation from service from the Company (1) any officer during the prior twelve (12) month period with annual compensation in excess of $170,000 (as adjusted from time to time under the Code), (2) a 5-percent owner of the Company’s outstanding equity stock during the prior twelve (12) month period or (3) a 1-percent owner of the Company’s outstanding equity stock during the prior (12) month period with annual compensation in excess of $150,000, provided that the Company or any of its Subsidiaries is publicly-traded within the meaning of Code Section 409A on the date of determination.

HH. “STOCK APPRECIATION RIGHT” or “SAR” means an Award, granted alone or, in connection with a related Option, designated as an SAR, pursuant to the terms of Article VII herein.

II. “SUBSIDIARY” means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest (including all divisions, affiliates and related entities).

JJ. “TANDEM SAR” means an SAR that is granted in connection with a related Option pursuant to Article VII herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

III. ADMINISTRATION

A. THE COMMITTEE. The Plan shall be administered by either the full Board, or by a committee of the Board (either the full Board or the committee is referred to hereinafter as the “Committee”) consisting of not less than two Directors who meet the “Non-Employee Director” requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, the “Independent Director” requirements of the Nasdaq listing rules, and the outside director requirements of Code Section 162(m), or by any other committee appointed by the Board, provided the members of such committee meet such requirements.

B. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Non-Employee Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish or amend rules and regulations for the Plan’s administration; and (subject to the provisions of Article XV herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee is empowered hereby to make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

C. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants and their estates and beneficiaries.

IV. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

A. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to Sections IV.B and IV.C herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be Two Million (2,000,000). Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or any combination thereof.

Unless and until the Committee determines that an Award to a Covered Employee is not designed to comply with the Performance-Based Exception, the following rules shall apply to grants of Awards to Covered Employees under the Plan, subject to Sections IV.B and IV.C.

1.
STOCK OPTIONS: The maximum aggregate number of Shares that may be subject to Stock Options granted in any one fiscal year to any one Participant shall be thirty-one thousand two hundred fifty (31,250).

2.
SARs: The maximum aggregate number of Shares that may be granted in the form of SARs granted in any one fiscal year to any one Participant shall be thirty-one thousand two hundred fifty (31,250).

3.
RESTRICTED STOCK: The maximum aggregate grant with respect to Awards of Restricted Stock which are granted in any one fiscal year to any one Participant shall be thirty-one thousand two hundred fifty (31,250) Shares.

4.
RESTRICTED STOCK UNITS: The maximum aggregate payment (determined as of the date of grant) with respect to Awards of RSUs granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of thirty-one thousand two hundred fifty (31,250) Shares; provided, however, that the maximum aggregate grant of Restricted Stock and RSUs for any one fiscal year shall be coordinated so that in no event shall any one Participant be awarded more than the Fair Market Value of thirty-one thousand two hundred fifty (31,250) Shares taking into account all such grants.

5.
PERFORMANCE SHARES: The maximum aggregate payout (determined as of the event of the applicable performance period) with respect to Awards of Performance Shares which are granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of thirty-one thousand two hundred fifty (31,250) Shares.

6.
PERFORMANCE UNITS: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Units which are granted in any one fiscal year to any one Participant shall be equal to one million five hundred thousand dollars ($1,500,000).

B. ADJUSTMENTS FOR AWARDS AND PAYOUTS. Unless determined otherwise by the Committee, the following Awards and payouts will reduce, on a one-for-one basis, the number of Shares available for issuance under the Plan:

1.
An Award of an Option;

2.
An Award of a SAR;

3.
An Award of Restricted Stock;

4.
A payout of a Performance Share Award in Shares; and

5.
A payout of a Performance Units Award in Shares.

Unless determined otherwise by the Committee, unless a Participant has received a benefit of ownership such as dividend or voting rights with respect to the Award, the following transactions will restore, on a one-for-one basis, the number of Shares available for issuance under the Plan:

1.
A payout of a SAR or a Tandem SAR in cash;

2.
A cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award payable in Shares;

3.
Shares tendered in payment of the exercise price of an Option;

4.
Shares withheld for payment of federal, state or local taxes;

5.
Shares repurchased by the Company with proceeds collected in connection with the exercise of outstanding Options; and

6.
The net Shares issued in connection with the exercise of SARs (as opposed to the full number of Shares underlying the exercised portion of the SAR).

C. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization such as a stock split or stock dividend, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which are reserved and may be delivered under Section IV.A, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections IV.A.1 through IV.A.6, inclusive as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

V. ELIGIBILITY AND PARTICIPATION

A. ELIGIBILITY. Persons eligible to participate in this Plan include officers and certain key salaried Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board. Notwithstanding the foregoing, Non-Employee Directors of the Company or consultants shall be eligible to participate in the Plan with respect to Awards of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and RSUs, as specified in Article VI, Article VII, Article VIII and Article IX. Except as otherwise specifically provided in this Plan, the Committee shall determine the terms and conditions of any such Awards to Non-Employee Directors, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

B. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select in its sole and broad discretion, upon or without the recommendation of officers of the Company, from all eligible Employees those to whom Awards shall be granted, and shall determine the nature and amount of each Award.

VI. STOCK OPTIONS

A. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. For purposes of this Article VI, with respect to NQSOs only, the term “Participant” shall include Non-Employee Directors and consultants of the Company.

B. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422.

C. OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, no ISO shall be granted to any person who, immediately prior to the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Option.

D. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary following the date of its grant and provided further that no Option that is an ISO shall be exercisable later than the fifth (5th) anniversary following the date of its grant to a Participant, who at the time of such grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

E. EXERCISE OF OPTIONS. Options granted under this Article VI shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

F. PAYMENT. Options granted under this Article VI shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price); or (c) by a combination of (a) and (b).

The Committee, in its discretion, may also (a) allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, (b) cashless exercise by the Participant by the Company’s withholding of Shares issuable upon exercise of an Option, or (c) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

G. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article VI as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

H. TERMINATION OF EMPLOYMENT BY A PARTICIPANT WHO IS AN EMPLOYEE. With respect to a Participant who is an Employee, each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company, with the exception of a termination of employment after a Change in Control, which is controlled by Article XVII. Such provisions shall be determined in the sole discretion of the Committee but shall conform to the limitations established in Section VI.D, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article VI, and may reflect distinctions based on the reasons for termination of employment.

I. NONTRANSFERABILITY OF OPTIONS.

1.
INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative (to the extent permitted under Code Section 422).

2.
NONQUALIFIED STOCK OPTIONS. No NQSO granted under this Article VI may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article VI shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative.

VII. STOCK APPRECIATION RIGHTS

A. GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR. For purposes of this Article VII, the term “Participant” shall include Non-Employee Directors of the Company and consultants; provided, however, that a Tandem SAR may not be granted to a Non-Employee Director or consultant unless the related Option is a NQSO.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

B. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted to an Employee in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

C. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

D. SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee may determine.

E. TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

F. PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

1.
the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

2.
the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

G. TERMINATION OF EMPLOYMENT BY A PARTICIPANT WHO IS AN EMPLOYEE. With respect to a Participant who is an Employee, each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company and/or its Subsidiaries, with the exception of a termination of employment that occurs after a Change in Control, which is controlled by Article XVII. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

H. NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative.

VIII. RESTRICTED STOCK

A. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. For purposes of this Article VIII, the term “Participant” shall include Non-Employee Directors of the Company and consultants.

B. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.

C. NONTRANSFERABILITY. Except as provided in this Article VIII and subject to federal securities laws, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and as set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant’s legal representative for the Period of Restriction.

D. OTHER RESTRICTIONS. Subject to Article XI herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article VIII and subject to Federal securities laws, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

E. VOTING RIGHTS. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

F. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception. Notwithstanding anything to the contrary herein, (i) dividends accrued on Restricted Stock will only be paid if the Restricted Stock vests; and (ii) for any Award that is governed by Code Section 409A regarding non-qualified deferred compensation, the Committee shall establish the schedule of any payments of dividends in accordance with the requirements of Code Section 409A or any guidance promulgated thereunder.

G. TERMINATION OF EMPLOYMENT BY A PARTICIPANT WHO IS AN EMPLOYEE. With respect to a Participant who is an Employee, each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive nonvested Restricted Shares following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

H. ADDITIONAL PROVISIONS RELATED TO RESTRICTED STOCK AWARDS TO NON-EMPLOYEE DIRECTORS.

1.
AWARD DATES. Effective as of the date specified by the Committee in its sole discretion, each Non-Employee Director will be awarded such number of Shares of Restricted Stock as determined by the Board, after consideration of the recommendation of the Committee. Non-Employee Directors may, but need not, be awarded the same number of Shares of Restricted Stock. A Non-Employee Director who is first elected to the Board on a date subsequent to the date specified by the Committee in its sole discretion will be awarded such number of Shares of Restricted Stock as of such date of election as determined by the Board, after consideration of the recommendation of the Committee.

2.
DIVIDEND RIGHTS OF HOLDERS OF RESTRICTED STOCK. Notwithstanding Section VIII.F., upon issuance of a Restricted Stock Agreement, the Non-Employee Director in whose name the Restricted Stock Agreement is registered will, subject to the provisions of the Plan have the right to receive cash dividends and other cash distributions thereon.

3.
PERIOD OF RESTRICTION. Restricted Stock will be subject to the restrictions set forth in Section VIII.H.4. and the other provisions of the Plan during the Period of Restriction commencing on the date as of which the Restricted Stock is awarded (the “Award Date”) and ending on the earliest of the first to occur of the following:

a.
the retirement of the Non-Employee Director from the Board in compliance with the Board’s retirement policy as then in effect;

b.
the termination of the Non-Employee Director’s service on the Board as a result of the Non-Employee Director’s not being nominated for reelection by the Board;

c.
the termination of the Non-Employee Director’s service on the Board because of the Non-Employee Director’s resignation or failure to stand for reelection with the consent of the Company’s Board (which means approval by at least 80% of the Directors voting, with the affected Non-Employee Director abstaining);

d.
the termination of the Non-Employee Director’s service on the Board because the Non-Employee Director, although nominated for reelection by the Board, is not reelected by the stockholders;

e.
the termination of the Non-Employee Director’s service on the Board because of (i) the Non-Employee’s Director’s resignation at the request of the Board or the Nominating and Governance Committee of the Board (or successor committee), (ii) the Non-Employee Director’s removal by action of the stockholders or by the Board, or (iii) a Change in Control of the Company;

f.
the termination of the Non-Employee Director’s service on the Board because of Disability or death; or

g.
the vesting of the Restricted Stock.

Section VIII.H.3.a. through g. above are subject to the further restrictions that a removal or resignation for “Cause” will be deemed to not constitute completion of the Period of Restriction and will result in a forfeiture of Restricted Stock not previously vested under Section VIII.H.4. For purposes of this Plan, “Cause” will be a good faith determination by the Board that the Non-Employee Director (i) failed to substantially perform his or her duties (other than a failure resulting from his or her incapacity due to physical or mental illness) after a written demand for substantial performance has been delivered to him or her by the Board, which demand specifically identifies the manner in which the Board believes such Non-Employee Director has not substantially performed his or her duties; (ii) has engaged in conduct the consequences of which are materially adverse to the Company, monetarily or otherwise; or (iii) has pleaded guilty or nolo contendere to or been convicted of a felony. The Non-Employee Director will not be deemed to have been terminated for Cause unless there will have been delivered to the Non-Employee Director a letter from the Board setting forth the reasons for the Company’s termination of the Non-Employee Director for Cause and, with respect to (i) or (ii), stating that the Non-Employee Director has failed to cure such reason for termination within thirty (30) days after the Non-Employee Director’s receipt of such notice.

4.
FORFEITURE OF RESTRICTED STOCK. As of the date (“Termination Date”) a Non-Employee Director ceases to be a member of the Board for any reason, including but not limited to removal or resignation for Cause, the Non-Employee Director shall forfeit to the Company all Restricted Stock awarded to the Non-Employee Director for which the Period of Restriction has not ended pursuant to Section VIII.H.3. as of or prior to the Termination Date.

IX.  RESTRICTED STOCK UNITS

A. GRANT OF RESTRICTED STOCK UNITS. Subject to the terms of the Plan, RSUs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. For purposes of this Article IX, the term “Participant” shall include Non-Employee Directors of the Company and consultants.

B. RESTRICTED STOCK UNIT AGREEMENT. Each RSU grant shall be evidenced by a Restricted Stock Unit Award Agreement that shall specify the Period(s) of Restriction, the number of RSUs granted, and such other provisions as the Committee may determine.

C. VALUE OF RESTRICTED STOCK UNIT. Each RSU shall have a value that is equal to the Fair Market Value of a Share on the date of grant.

D. FORM AND TIMING OF PAYMENT OF RESTRICTED STOCK UNITS. Settlement of vested RSUs may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee at the time of the grant of the RSUs, in its sole discretion. Vested RSUs shall be settled in a lump sum as soon as administratively practicable after the vesting date, but in no event later than two and one-half (2 ½) months following the vesting date. The amount of such settlement shall be equal to the Fair Market Value of the RSUs on the vesting date.

E. DIVIDEND EQUIVALENTS. Each RSU shall be credited with an amount equal to the dividends paid on a Share between the date of grant and the date such RSU is paid to the Participant (if at all). Dividend equivalents shall vest, if at all, upon the same terms and conditions governing the vesting of RSUs under the Plan. Payment of the dividend equivalent shall be made at the same time as payment of the RSU and shall be made without interest or other adjustment. If the RSU is forfeited, the Participant shall have no right to dividend equivalents.

F. VOTING RIGHTS. The holders of RSUs shall have no voting rights.

G. NONTRANSFERABILITY. RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by laws of descent and distribution.

X.  PERFORMANCE UNITS AND PERFORMANCE SHARES

A. GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

B. PERFORMANCE UNIT/SHARE AGREEMENT. Each Performance Unit or Performance Share grant shall be evidenced by a Performance Unit or Performance Share Award Agreement, as the case may be, that shall specify the number of Performance Units or Performance Shares granted and such other provisions as the Committee may determine.

C. VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article X, the time period during which the performance goals must be met shall be called a “Performance Period.”

D. EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

E. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Payment shall be made no later than two and one-half (2 ½) months following the close of the Performance Period.

F. SEPARATION FROM SERVICE DUE TO DEATH OR DISABILITY. In the event the Participant incurs a Separation From Service by reason of death or Disability during a Performance Period, the Participant shall not receive a payout of the Performance Units/Shares, unless determined otherwise by the Committee or set forth in the Participant’s Award Agreement.

Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement.

G. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section X.F. herein, all Performance Units/Shares intended to qualify for the Performance-Based Exception shall be forfeited by the Participant to the Company.

H. NONTRANSFERABILITY. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

I. NO DIVIDEND AND VOTING RIGHTS. Participants will not be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants nor shall Participants have voting rights with respect to such Shares.

XI.  PERFORMANCE MEASURES

Unless and until the Committee proposes for stockholder vote and the Company’s stockholders approve a change in the general performance measures set forth in this Article XI, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which measures are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants may be measured at the Company level, at a Subsidiary or Affiliate level, or at an operating unit level and shall be chosen from among the following: net income either before or after taxes (including adjusted net income), share price, earnings per share (basic or diluted), total stockholder return, return on assets, return on equity, operating income, return on capital or investment, cash flow or adjusted cash flow from operations, economic value added or adjusted cash flow per Share (net income plus or minus change in operating assets and liabilities), debt level, cost reduction targets, and equity ratios.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

In the event that applicable tax and/or securities laws or exchange listing standards change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

In the case of any Award which is granted subject to the condition that a specified performance measure be achieved, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been satisfied, in accordance with Internal Revenue Service requirements. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.

XII. BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designated beneficiary, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

XIII. DEFERRALS

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, provided, however, all deferrals shall be made in accordance with all applicable requirements of Code Section 409A or any guidance promulgated thereunder.

XIV. RIGHTS OF EMPLOYEES

A. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

B. PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

XV. AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS

A. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part for any purpose which the Committee deems appropriate and that is otherwise consistent with Code Section 409A; provided, however, no amendment shall, without shareholder approval, (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the number of securities which may be issued under the Plan; or (iii) materially modify the requirements for participation in the Plan.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

B. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section IV.C. hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Code Sections 162(m) and 409A, as from time to time amended.

C. AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary (but subject to Section XV.B. hereof), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

D. COMPLIANCE WITH CODE SECTION 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article XV, make any adjustments it deems appropriate consistent with the changes made to Code Section 162(m).

XVI. PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

A. EFFECT OF COMPETITIVE ACTIVITY. Anything contained in the Plan to the contrary notwithstanding, unless otherwise covered in an employment agreement by and between the Company and the Participant, with respect to any Participant who is an Employee, if the employment of any Participant shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the Shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such Shares or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have earned such Award by making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof.

B. NONFULFILLMENT OF COMPETITIVE ACTIVITY CONDITIONS; WAIVERS UNDER THE PLAN. In the event of a Participant’s nonfulfillment of any condition set forth in Section XVI.A. hereof, such Participant’s rights under any Award shall be forfeited and canceled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.

XVII. CHANGE IN CONTROL

A. TREATMENT OF OUTSTANDING AWARDS. Notwithstanding any provisions in the Participant’s Employment Agreement to the contrary, but subject to Section XVII.B. herein or the Plan governing the particular Award, upon the occurrence of a Change in Control:

1.
any and all Options and SARs granted hereunder shall become fully-vested and immediately exercisable;

2.
any Periods of Restriction and restrictions imposed on Restricted Stock or RSUs which are not intended to qualify for the Performance-Based Exception shall lapse; and

3.
any Award intended to qualify for the Performance-Based Exception shall be earned in accordance with the applicable Award Agreement.

B. TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article XVII may not be terminated, amended or modified on or after the date of an event, commencing upon material discussions by the Board respecting a possible transaction that would result in a Change in Control, which is likely to give rise to a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.

XVIII. TAX PROVISIONS

A. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant who is an Employee to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

B. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted RSUs, upon achievement of the performance goals on Performance Shares or Performance Units or upon any other taxable event arising as a result of Awards granted hereunder, Participants who are Employees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined at least equal to the minimum, but not more than the maximum, statutory tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

C. REQUIREMENT OF NOTIFICATION OF CODE SECTION 83(b) ELECTION. If any Participants shall make an election under Code Section 83(b) (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provisions of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service or other government authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

D. REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER CODE SECTION 421(b). If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

XIX. INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including without limitation reasonable attorney’s fees and expenses) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

XX. SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

XXI. LEGAL CONSTRUCTION

A. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

B. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

C. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

D. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

E. CODE SECTION 409A COMPLIANCE. Notwithstanding any other provision of this Plan to the contrary, all Awards under this Plan that are subject to Code Section 409A shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Code Section 409A. Accordingly, Awards under this Plan that are subject to Code Section 409A shall comply with the following requirements, as applicable.

1.
Distribution to Specified Employees Upon Separation from Service. To the extent that payment under an Award which is subject to Code Section 409A is due to a Specified Employee on account of the Specified Employee’s Separation from Service from the Company or its Affiliate or Subsidiary, such payment shall be delayed until the first day of the seventh (7th) month following such Separation from Service (or as soon as practicable thereafter). The Committee, in its discretion, may provide in the Award document for the payment of interest at a rate set by the Committee for such six-month period. In the event that a payment under an Award is exempt from Code Section 409A, payment shall be made to a Specified Employee without any such six-month delay.

2.
No Acceleration of Payment. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be accelerated from the date(s) specified in the Award documents as of the date of grant.

3.
Subsequent Delay in Payment. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be deferred beyond the dates specified in the Award document as of the date of grant, unless the Committee or Participant, as the case may be, makes the decision to delay payment at least one year prior to the scheduled payment date, and payment is delayed at least five (5) years.

F. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 29, 2020.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –H
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend, visit:

http://cstproxy.com/tomimist/2020H

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BEH VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PHROXY WILL BE VOTED "FOR" THE ELECTHION OF THE CLASS III DIRECTORS NAMED IN PROPOSAL 1, "FOR" PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 AND IN THEH PROXY'S DISCRETION ON ANY HOTHER MATTERS COMING BEFORE THE MEEHTING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Class III Directors	FOR	WITHHOLD AUTHORITY
(1) Halden S. Shane	☐	☐
(2) Harold W. Paul	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratification of independent registered public accounting firm.	☐	☐	☐
3. Approval of the Amendment and Restatement of the TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan.	☐	☐	☐
4. An Advisory vote regarding the approval of compensation paid to our named executive officers.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE CLASS III DIRECTORS NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

CONTROL NUMBER

Signature__________**H**________________**H**________**Signature, Hif held jointly**____**H**________________**H**______________ **DaHte**____________,

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice RegHarding the Availability of ProHxy Materials for thHe Annual Meeting of ShHareholders to be heldH December 30, 2020 at H10:00 a.m., Pacific Time

To view the 2020 ProxHy Statement, 2020 AnHnual Report and to Attend the Annual MeeHting, please go to: http://www.cstproxy.com/tomimist/2020H

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON HBEHALF OF THE BOARD OF DIRECTORS OF

TOMI ENVIRONMENTAL SOLUTIONS, INC.H

The undersigned appoints Harold W. Paul as proxy with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of TOMI Environmental Solutions, Inc. held of record by the undersigned at the close of business on November 13, 2020 at the Annual Meeting of Shareholders of TOMI Environmental Solutions, Inc. to be held on December 30, 2020, or at any postponement(s) or adjournment(s) thereof, and revokes any proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE CLASS III DIRECTORS NAMED IN PROPOSAL 1, "FOR" PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to bHe marked, dated and sHigned, on the other sHide)